UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5628

Name of Registrant: Vanguard Malvern Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2008– March 31, 2009

Item 1: Reports to Shareholders

Vanguard Asset Allocation Fund Semiannual Report

March 31, 2009

>	Vanguard Asset Allocation Fund returned about –29% for the fiscal half-year ended March 31, 2009. The fund’s result lagged both that of its benchmark index and the average return of its peer group.
>	The fund’s weak performance reflected the advisor’s heavy commitment to stocks. The fund started the period with a stock allocation of 100% and finished with an allocation of 90% stocks/10% bonds.
>	During the six months, the Standard & Poor’s 500 Index returned –30.54%, compared with a 12.45% advance for the Barclays Capital U.S. Long Treasury Index.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	6
Fund Profile	9
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	27
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Asset Allocation Fund
Investor Shares	VAAPX	–29.24%
Admiral™ Shares[1]	VAARX	–29.17
Asset Allocation Composite Index[2]		–17.04
Average Flexible Portfolio Fund[3]		–20.95

Your Fund’s Performance at a Glance
September 30, 2008–March 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Asset Allocation Fund
Investor Shares	$23.91	$16.68	$0.258	$0.000
Admiral Shares	53.69	37.46	0.613	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 65% S&P 500 Index and 35% Barclays Capital U.S. Long Treasury Bond Index.

3 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

For the fiscal half-year ended March 31, 2009, Vanguard Asset Allocation Fund returned about –29%. The fund’s heavy exposure to equities during a period of steep decline in the stock markets led to its disappointing return. The fund’s performance substantially lagged the return of its benchmark index, which features a heavier and static allocation to fixed income securities. The fund also fell behind the average return of competing flexible-portfolio funds.

Increased volatility in the equity markets last fall led the fund’s advisor to make modest shifts in the portfolio’s stock/bond allocations three times during the six-month period. The fund began the period with a 100% stock allocation, but ended it with 90% of its assets in stocks and 10% in bonds.

Extreme distress dappled with glimmers of hope

The six months ended March 31 witnessed extreme distress in global stock markets, with both U.S. and international stocks returning about –31%. The embattled financial sector continued to struggle, prompting regulators in the United States and abroad to take ever-more-aggressive actions to help the big banks fortify their fragile balance sheets.

Even as the gloom intensified, a few signs of recovery appeared on the horizon. Toward the end of the period, the swift

2

contraction in manufacturing activity seemed to lessen. And throughout the six months, news from the housing sector seemed to improve. From their lows in early March through the end of the period, global stock markets generated a double-digit return.

Credit-market turmoil provoked dramatic response

Developments in the fixed income market were, if anything, even more unusual. In the months after the September collapse of Lehman Brothers, a major presence in the bond market, the trading of corporate bonds came to a near standstill as investors stampeded into U.S. Treasury bonds—considered the safest, most liquid securities—driving prices higher and yields lower. The difference between the yields of Treasuries and corporate bonds surged to levels not seen since the 1930s.

The Federal Reserve Board responded to the credit-market and economic crises with a dramatic easing of monetary policy, reducing its target for short-term interest rates to an all-time low of 0% to 0.25%. The Fed also created new programs designed to bring borrowers and lenders back to the market. For the six-month period, the Barclays Capital U.S. Aggregate Bond Index returned 4.70% on the strength of Treasuries and other government-backed bonds. The broad municipal bond market returned 5.00%.

Market Barometer
			Total Returns
		Periods Ended March 31, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–30.59%	–38.27%	–4.54%
Russell 2000 Index (Small-caps)	–37.17	–37.50	–5.24
Dow Jones Wilshire 5000 Index (Entire market)	–30.72	–37.69	–4.24
MSCI All Country World Index ex USA (International)	–30.54	–46.18	–0.24

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	4.70%	3.13%	4.13%
Barclays Capital Municipal Bond Index	5.00	2.27	3.21
Citigroup 3-Month Treasury Bill Index	0.30	1.13	3.06

CPI
Consumer Price Index	–2.78%	–0.38%	2.57%

1 Annualized.

3

Large stake in equities hurt the fund’s return

Mellon Capital Management, the advisor for the Asset Allocation Fund, aims to produce returns similar to those of the S&P 500 Index without the risks of a fund invested entirely in stocks.

The advisor uses a quantitative model to determine the long-term prospects and risks of stocks, bonds, and cash. When the model predicts that one asset class will produce more compelling risk-adjusted performance than another, the fund’s advisor adjusts the asset mix accordingly.

At the beginning of the fiscal period, the advisor found stocks more attractively valued than both bonds and cash. This positioning was not rewarded by the market. As the credit-market crisis widened and anxious investors fled to more-secure U.S. Treasuries, the fund’s overweighted position in stocks hurt its return.

For the fiscal half-year, the S&P 500 Index, which is the equity portion of the fund’s composite benchmark, performed significantly worse than the Barclays Capital U.S. Long Treasury Bond Index, the fund’s bond component. The advisor made modest changes in the fund’s allocation and ended the period with 90% stocks/10% bonds.

During the period, the fund’s stocks were pummeled by the global financial market turmoil. Each sector produced negative returns, with financials (–55%) leading the group down. The decline in crude oil

Portfolio Allocation Changes[1]

Starting Allocation Date	Stocks	Bonds	Cash
September 30, 2008	100%	0%	0%
November 5, 2008	90	10	0
November 12, 2008	100	0	0
January 29, 2009	90	10	0

Expense Ratios[2]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Flexible
	Shares	Shares	Portfolio Fund
Asset Allocation Fund	0.39%	0.28%	1.26%

1 Investments may reflect holdings of stocks, bonds, cash, and stock and bond futures contracts.

2 The fund expense ratios shown are from the prospectus dated January 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratios were 0.30% for the Investor Shares and 0.19% for the Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

prices and manufacturing sectors also battered industrial (–40%) and energy (–30%) stocks.

Consistent with its benchmark, the fixed income side of the fund’s portfolio produced solid returns during the period, but its small allocation—given the depth of the stock decline—had only a negligible effect on the fund’s overall performance.

For more on the advisor’s strategy and outlook, please see the Advisor’s Report on page 6.

Diversification is key in volatile markets

The extreme stock market volatility during the fiscal half-year has many investors feeling anxious and uncertain about their investments.

Although such volatility may be jarring, it’s important not to let these short-term extremes blind us to the long-term case for investing in stocks. The market’s occasionally frightening declines are an unavoidable trade-off for its potential to produce superior returns in the long term.

At Vanguard, we urge you to hold a portfolio diversified across asset classes that fits your goals, time horizon, and risk tolerance. Of course, even balanced portfolios haven’t been immune to the difficult market conditions of the past six months.

Still, we believe that broad diversification among and within asset classes is the right long-term policy, and can position you to weather the occasional storm while helping you benefit from the inevitable return to better times. The Asset Allocation Fund can play an important role in such a portfolio.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

April 13, 2009

5

Advisor’s Report

The past six months have been extraordinarily difficult for U.S. financial markets. Despite its long and successful track record, Vanguard Asset Allocation Fund’s recent performance has been disappointing. Anxiety and uncertainty throughout the period surrounding the subprime meltdown led to a virtual shutdown in key lending markets, including interbank loans and commercial paper. The Federal Reserve responded aggressively and creatively, seeking to ease the strains. Fear, as evidenced by extreme risk aversion, supplanted fundamental economic valuation through much of the period, resulting in underperformance for our stock-dominated portfolio.

For the six months ended March 31, 2009, the Standard & Poor’s 500 Index (the fund’s stock benchmark) returned –30.54%, while the Barclays Capital U.S. Long Treasury Bond Index (the fund’s bond index) gained 12.45%. By maintaining an overweighted position in stocks relative to its composite benchmark allocation of 65% stocks/35% bonds, Vanguard Asset Allocation Fund underperformed the benchmark composite by more than 12 percentage points. The fund’s Investor Shares returned –29.24%, and the Admiral Shares, –29.17%, versus –17.04% for the benchmark composite index.

The Asset Allocation Fund began the review period with a stock/bond/cash allocation of 100%/0%/0%. The collapse of Lehman Brothers and AIG in September started a global panic that resulted in steep equity price declines and a virtual shutdown in key credit markets. Dismal earnings forecasts spread from the financial sector to most other sectors of the economy as analysts revised their expectations downward. Reduced consensus earnings forecasts lowered our long-term expected return on stocks. Volatility in equities soared to unprecedented levels, reducing the attractiveness of stocks relative to less-volatile bonds. Despite the gloom, the S&P 500 rallied in late October and early November 2008. On November 5, we lowered the fund’s equity allocation from 100% to about 90% and increased its bond allocation from 0% to 10%.

After the brief rebound, the S&P 500 resumed its decline; consequently, on November 12, we returned the fund’s equity allocation to 100% and decreased its bond allocation to 0%. Interest rates in the United States fell in December as the economy continued to soften and the Fed cut interest rates further. Corporate/ government bond yield spreads began to retreat from their highs, reinforcing the unattractiveness of bonds.

An initial upturn at the start of 2009 proved short-lived, as equities reversed course and gave ground throughout the remainder of January. Waves of poor economic data, including growing unemployment and deteriorating consumer spending,

6

combined with lower earnings forecasts to put pressure on equities, resulting in four straight down weeks and the worst S&P 500 performance for the month of January on record. The month closed with news that U.S. gross domestic product growth had plunged at a 3.8% annual rate during fourth-quarter 2008.

On January 29, 2009, the fund sold 10% of its stocks and bought bonds for a new account mix of 90% stocks/10% bonds/0% cash. The fund remained at this approximate mix through the end of the reporting period. Since our prior equity trade in November, the equity risk premium had narrowed because of lower return expectations for stocks as analysts continued to cut earnings forecasts at a record pace. Some easing of market fears contributed to a narrower spread between corporate and government bond yields, but it was more than offset by the earnings revisions.

Despite early optimism over congressional passage of the U.S. government’s stimulus plan, stocks tumbled during February. Economic fundamentals continued to deteriorate, prompting concerns about the fate of corporate earnings. Uncertainty over the toxic assets that remained on banks’ balance sheets also exerted continued pressure on the markets, as did the specter of bank nationalizations. The S&P 500 returned about –11% in February, closing at a 12-year low.

Following the extreme pessimism in February, equities rebounded in March. The S&P 500 rose about 20% through March 25, representing the sharpest sustained gain in U.S. stocks since 1938. The rally began on news that Citigroup, Bank of America, and JPMorgan had been profitable during the first two months of the year; the rally continued after the Fed announced plans for quantitative easing. Improved sentiment following the release of details of U.S. Treasury Secretary Timothy Geithner’s plan for banks’ toxic assets, better-than-expected economic data, and ongoing improvement in credit markets further boosted equities’ climb.

Outlook

Mellon Capital Management follows a disciplined process that focuses on forward-looking risk-adjusted returns. We evaluate each asset class return individually and comparatively (adjusted for risk) and determine an asset allocation we believe most likely to maximize long-run, risk-adjusted returns. We are confident that the fear and uncertainty that have gripped global financial markets during the review period will abate, and that a rational market environment that favors valuation-based strategies will return.

Our estimates suggest that the S&P 500 Index should deliver an average return of around 10.6% per year over the next ten years. Meanwhile, high-grade corporate bonds currently yield about 5.9%. An

7

expected risk premium of around 4.7% represents a major dislocation in today’s valuations. Accordingly, Mellon Capital’s U.S. Tactical Asset Allocation Model recommends a 25-percentage-point overweighting to equities and a 25-percentage-point underweighting to fixed income securities relative to the composite benchmark.

Charles J. Jacklin, President and Chief Executive Officer

Thomas F. Loeb, Chairman and Co-founder

Helen Potter, CFA, Managing Director

Mellon Capital Management Corporation

April 21, 2009

8

Asset Allocation Fund

Fund Profile

As of March 31, 2009

Total Fund Characteristics

Turnover Rate[1]	5%
Expense Ratio[2]
Investor Shares	0.39%
Admiral Shares	0.28%
Short-Term Reserves[3]	–1.1%

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[4]	Index[5]
Consumer Discretionary	8.8%	8.8%	9.4%
Consumer Staples	12.8	12.8	11.2
Energy	13.0	13.0	12.3
Financials	10.8	10.8	13.1
Health Care	15.3	15.3	14.6
Industrials	9.8	9.7	10.0
Information Technology	17.9	18.0	17.7
Materials	3.3	3.3	3.7
Telecommunication
Services	4.0	4.0	3.6
Utilities	4.3	4.3	4.4

Total Fund Volatility Measures[6]
	Fund Versus	Fund Versus
	Composite Index[7]	Broad Index[5]
R-Squared	0.91	0.99
Beta	1.28	0.94

Ten Largest Stocks[8] (% of equity portfolio)

ExxonMobil Corp.	integrated oil
	and gas	4.9%
AT&T Inc.	integrated
	telecommunication
	services	2.1
Johnson & Johnson	pharmaceuticals	2.1
Microsoft Corp.	systems software	2.0
The Procter & Gamble Co.	household products	2.0
Chevron Corp.	integrated oil
	and gas	2.0
International Business
Machines Corp.	computer hardware	1.9
Wal-Mart Stores, Inc.	hypermarkets and
	supercenters	1.7
General Electric Co.	industrial
	conglomerates	1.5
JPMorgan Chase & Co.	diversified financial
	services	1.4
Top Ten		21.6%
Top Ten as % of Total Net Assets		16.9%

Fund’s Exposure to Asset Classes9

1 Annualized.

2 The expense ratios shown are from the prospectus dated January 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratios were 0.30% for the Investor Shares and 0.19% for the Admiral Shares.

3 The fund invested a portion of its cash reserves in equity and fixed income markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash position was negative.

4 S&P 500 Index.

5 Dow Jones Wilshire 5000 Index.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7 65% S&P 500 Index and 35% Barclays Capital U.S. Long Treasury Bond Index. Investments may also reflect holdings of stock and bond futures contracts.

8 The holdings listed exclude any temporary cash investments and equity index products.

9 Investments may also reflect holdings of stock and bond futures contracts. Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

9

Asset Allocation Fund

Equity Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	500	500	4,489
Median Market Cap	$38.2B	$38.2B	$22.3B
Price/Earnings Ratio	13.9x	13.9x	15.0x
Price/Book Ratio	1.8x	1.8x	1.7x
Dividend Yield	2.8%	2.8%	2.7%
Return on Equity	21.5%	21.4%	20.2%
Earnings Growth Rate	15.4%	15.4%	15.0%
Foreign Holdings	0.0%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Fund[3]	Index[4]	Index[5]
Number of Bonds	0	33	9,003
Yield to Maturity	—	3.5%	4.1%
Average Coupon	—	6.2%	5.1%
Average Effective Maturity	—	18.6 years	5.7 years
Average Quality[6]	—	AAA	AA1
Average Duration	—	12.3 years	3.7 years

Equity Investment Focus

Fixed Income Investment Focus

1 S&P 500 Index.

2 Dow Jones Wilshire 5000 Index.

3 As of March 31, 2009, the fund owned no bonds. When the fund owns bonds, it typically invests in long-term U.S. Treasury securities. The advisor achieved the fund’s 10% exposure to bonds through the purchase of U.S. Treasury futures.

4 Barclays Capital U.S. Long Treasury Bond Index.

5 Barclays Capital U.S. Aggregate Bond Index.

6 Moody’s Investors Service.

See the Glossary of investment terms.

10

Asset Allocation Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1998–March 31, 2009

Average Annual Total Returns: Periods Ended March 31, 2009

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	11/3/1988	–37.02%	–4.28%	–3.33%	2.40%	–0.93%
Admiral Shares	8/13/2001	–36.93	–4.18	–3.71[4]	2.06[4]	–1.65[4]

1 Six months ended March 31, 2009.

2 65% S&P 500 Index and 35% Barclays Capital U.S. Long Treasury Bond Index.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

11

Asset Allocation Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (77.8%)[1]
Consumer Discretionary (6.8%)
	McDonald’s Corp.	947,875	51,726
	Home Depot, Inc.	1,429,361	33,676
	Comcast Corp. Class A	2,449,191	33,407
	The Walt Disney Co.	1,574,754	28,598
	Lowe’s Cos., Inc.	1,238,490	22,602
	Target Corp.	630,866	21,695
*	Amazon.com, Inc.	270,407	19,859
	Time Warner Inc.	1,007,903	19,452
	NIKE, Inc. Class B	328,491	15,403
	News Corp., Class A	1,940,645	12,847
*	Kohl’s Corp.	257,039	10,878
	Best Buy Co., Inc.	284,152	10,786
	Staples, Inc.	595,341	10,782
	Yum! Brands, Inc.	389,711	10,709
*	DIRECTV Group, Inc.	454,592	10,360
*	Viacom Inc. Class B	521,993	9,072
	TJX Cos., Inc.	349,616	8,964
	Carnival Corp.	365,853	7,902
*	Time Warner Cable Inc.	296,985	7,365
*	Apollo Group, Inc. Class A	88,213	6,910
*	Starbucks Corp.	611,242	6,791
	Omnicom Group Inc.	267,608	6,262
	The McGraw-Hill Cos., Inc.	272,952	6,242
	Johnson Controls, Inc.	489,630	5,876
*	AutoZone Inc.	33,020	5,370
*	Bed Bath & Beyond, Inc.	215,261	5,328
*,^	Ford Motor Co.	1,996,564	5,251
	H & R Block, Inc.	283,273	5,153
	The Gap, Inc.	388,857	5,051
*	Coach, Inc.	286,495	4,784
	Sherwin-Williams Co.	82,394	4,282
	VF Corp.	73,394	4,192
	Genuine Parts Co.	139,298	4,159
	Marriott International, Inc.
	Class A	248,271	4,062
	Family Dollar Stores, Inc.	120,074	4,007
*	O’Reilly Automotive, Inc.	114,308	4,002
	Darden Restaurants Inc.	115,798	3,967

			Market
			Value•
		Shares	($000)
*	GameStop Corp. Class A	132,053	3,700
	J.C. Penney Co., Inc.
	(Holding Co.)	181,879	3,650
	Mattel, Inc.	310,754	3,583
	Macy’s Inc.	353,401	3,145
	Fortune Brands, Inc.	126,110	3,096
	Hasbro, Inc.	106,353	2,666
	Harley-Davidson, Inc.	196,932	2,637
	International Game
	Technology	261,669	2,413
	Tiffany & Co.	109,992	2,371
	Nordstrom, Inc.	134,978	2,261
	CBS Corp.	570,978	2,193
*,^	Sears Holdings Corp.	47,643	2,178
	D. R. Horton, Inc.	223,127	2,164
	Limited Brands, Inc.	241,361	2,100
	Polo Ralph Lauren Corp.	48,927	2,067
	Starwood Hotels & Resorts
	Worldwide, Inc.	159,226	2,022
	Leggett & Platt, Inc.	147,892	1,921
	The Stanley Works	63,929	1,862
	Pulte Homes, Inc.	168,599	1,843
	Whirlpool Corp.	61,839	1,830
	Black & Decker Corp.	55,007	1,736
	Washington Post Co.
	Class B	4,841	1,729
	Abercrombie & Fitch Co.	71,645	1,705
*	Interpublic Group
	of Cos., Inc.	401,548	1,654
	Scripps Networks
	Interactive	73,153	1,647
*	Expedia, Inc.	168,209	1,527
	Newell Rubbermaid, Inc.	224,936	1,435
*	Big Lots Inc.	68,078	1,415
*	AutoNation, Inc.	93,882	1,303
	Snap-On Inc.	48,919	1,228
*	The Goodyear Tire &
	Rubber Co.	189,064	1,184
*,^	Wynn Resorts Ltd.	54,001	1,078
^	General Motors Corp.	467,668	907
	RadioShack Corp.	105,451	904

12

Asset Allocation Fund

			Market
			Value•
		Shares	($000)
	Eastman Kodak Co.	229,134	871
	KB Home	64,264	847
	Lennar Corp. Class A	112,781	847
	Centex Corp.	94,501	709
	Harman International
	Industries, Inc.	51,619	698
	Wyndham Worldwide Corp.	156,688	658
	Meredith Corp.	34,621	576
	New York Times Co.
	Class A	114,298	517
	Gannett Co., Inc.	189,394	417
*	Office Depot, Inc.	229,753	301
			513,367
Consumer Staples (10.0%)
	The Procter & Gamble Co.	2,495,653	117,520
	Wal-Mart Stores, Inc.	1,892,586	98,604
	The Coca-Cola Co.	1,684,685	74,042
	PepsiCo, Inc.	1,318,262	67,864
	Philip Morris
	International Inc.	1,713,390	60,962
	CVS Caremark Corp.	1,230,925	33,838
	Altria Group, Inc.	1,741,322	27,896
	Kraft Foods Inc.	1,250,970	27,884
	Colgate-Palmolive Co.	427,731	25,228
	Walgreen Co.	828,812	21,516
	Costco Wholesale Corp.	364,030	16,862
	Kimberly-Clark Corp.	348,244	16,058
	Archer-Daniels-Midland Co.	548,364	15,234
	General Mills, Inc.	281,496	14,041
	The Kroger Co.	556,972	11,819
	Sysco Corp.	499,659	11,392
	Lorillard, Inc.	144,749	8,937
	H.J. Heinz Co.	262,342	8,673
	Kellogg Co.	214,334	7,851
	Safeway, Inc.	359,547	7,259
	Avon Products, Inc.	359,184	6,907
	ConAgra Foods, Inc.	394,926	6,662
	The Clorox Co.	114,909	5,915
	Reynolds American Inc.	145,883	5,228
	The Hershey Co.	141,861	4,930
	Sara Lee Corp.	604,678	4,886
	Campbell Soup Co.	177,662	4,861
	Molson Coors
	Brewing Co. Class B	124,466	4,267
	J.M. Smucker Co.	98,498	3,671
*	Dr. Pepper Snapple
	Group, Inc.	212,397	3,592
	Coca-Cola Enterprises, Inc.	260,814	3,440
	Brown-Forman Corp.
	Class B	84,612	3,285
	McCormick & Co., Inc.	105,808	3,129
	The Pepsi Bottling
	Group, Inc.	113,571	2,514
	The Estee Lauder
	Cos. Inc. Class A	98,295	2,423

			Market
			Value•
		Shares	($000)
	SUPERVALU Inc.	166,683	2,380
	Tyson Foods, Inc.	244,724	2,298
*	Dean Foods Co.	126,847	2,293
*	Constellation Brands, Inc.
	Class A	166,530	1,982
^	Whole Foods Market, Inc.	113,671	1,910
	Hormel Foods Corp.	57,583	1,826
			751,879
Energy (10.1%)
	ExxonMobil Corp.	4,201,650	286,132
	Chevron Corp.	1,707,614	114,820
	ConocoPhillips Co.	1,257,424	49,241
	Schlumberger Ltd.	1,011,328	41,080
	Occidental Petroleum Corp.	684,669	38,102
	Apache Corp.	280,238	17,961
	Devon Energy Corp.	374,843	16,752
	Marathon Oil Corp.	597,276	15,702
	Anadarko Petroleum Corp.	391,307	15,218
	XTO Energy, Inc.	485,462	14,865
	Hess Corp.	237,167	12,855
	Halliburton Co.	751,291	11,623
	EOG Resources, Inc.	211,272	11,569
*	National Oilwell Varco Inc.	346,149	9,938
*	Southwestern Energy Co.	285,092	8,464
	Chesapeake Energy Corp.	473,244	8,074
	Valero Energy Corp.	437,343	7,828
	Noble Energy, Inc.	143,119	7,711
	Spectra Energy Corp.	541,333	7,655
	Baker Hughes Inc.	257,556	7,353
	Murphy Oil Corp.	158,613	7,101
	Peabody Energy Corp.	226,563	5,673
	Williams Cos., Inc.	486,993	5,542
	Range Resources Corp.	127,334	5,241
*	Cameron International Corp.	181,584	3,982
	Smith International, Inc.	180,169	3,870
	CONSOL Energy, Inc.	152,778	3,856
	Diamond Offshore
	Drilling, Inc.	58,675	3,688
	El Paso Corp.	586,337	3,665
	ENSCO International, Inc.	120,738	3,188
	Sunoco, Inc.	97,600	2,584
	BJ Services Co.	245,339	2,441
*	Nabors Industries, Inc.	238,044	2,378
	Cabot Oil & Gas Corp.	81,499	1,921
	Pioneer Natural
	Resources Co.	100,204	1,650
	Tesoro Corp.	112,602	1,517
	Rowan Cos., Inc.	94,011	1,125
	Massey Energy Co.	67,130	679
			763,044
Financials (8.4%)
	JPMorgan Chase & Co.	3,180,801	84,546
	Wells Fargo & Co.	3,586,175	51,067
	The Goldman
	Sachs Group, Inc.	390,628	41,414

13

Asset Allocation Fund

			Market
			Value•
		Shares	($000)
	Bank of America Corp.	5,415,060	36,931
	Bank of New York
	Mellon Corp.	971,369	27,441
	U.S. Bancorp	1,479,349	21,613
	Morgan Stanley	922,433	21,004
	The Travelers Cos., Inc.	495,034	20,118
	MetLife, Inc.	690,955	15,733
	CME Group, Inc.	55,980	13,793
	American Express Co.	988,360	13,471
	The Chubb Corp.	301,819	12,773
	Charles Schwab Corp.	790,742	12,257
^	Citigroup Inc.	4,594,112	11,623
	Northern Trust Corp.	188,472	11,274
	State Street Corp.	361,767	11,135
	PNC Financial
	Services Group	357,339	10,466
	Aon Corp.	232,664	9,497
	Marsh & McLennan
	Cos., Inc.	431,339	8,735
	The Allstate Corp.	451,851	8,653
	BB&T Corp.	468,501	7,927
	AFLAC Inc.	396,892	7,684
	Progressive Corp. of Ohio	564,698	7,590
	Simon Property
	Group, Inc. REIT	199,200	6,900
	Franklin Resources Corp.	126,419	6,810
	Prudential Financial, Inc.	357,784	6,805
	Loews Corp.	301,955	6,673
	T. Rowe Price Group Inc.	217,405	6,274
	Public Storage, Inc. REIT	104,934	5,798
	People’s United
	Financial Inc.	289,550	5,203
	Hudson City Bancorp, Inc.	435,435	5,090
*	IntercontinentalExchange Inc.	63,166	4,704
	Invesco, Ltd.	322,713	4,473
	Equity Residential REIT	225,420	4,136
	Plum Creek Timber
	Co. Inc. REIT	139,644	4,059
	Capital One Financial Corp.	328,556	4,022
	NYSE Euronext	222,880	3,990
	Vornado Realty Trust REIT	115,701	3,846
	Moody’s Corp.	165,401	3,791
	HCP, Inc. REIT	210,855	3,764
	Ameriprise Financial, Inc.	182,888	3,747
	Unum Group	295,306	3,691
	SunTrust Banks, Inc.	296,355	3,479
	Boston Properties, Inc. REIT	98,718	3,458
	KeyCorp	404,821	3,186
	Avalonbay
	Communities, Inc. REIT	66,192	3,115
	Cincinnati Financial Corp.	134,569	3,078
^	M & T Bank Corp.	64,635	2,924
	Ventas, Inc. REIT	120,949	2,735
	Health Care Inc. REIT	87,339	2,672
	Regions Financial Corp.	589,232	2,510

			Market
			Value•
		Shares	($000)
	Discover Financial Services	396,194	2,500
	Comerica, Inc.	126,388	2,314
	American International
	Group, Inc.	2,240,611	2,241
*	Nasdaq Stock Market Inc.	113,489	2,222
*	Leucadia National Corp.	147,396	2,195
	Assurant, Inc.	99,367	2,164
	The Hartford Financial
	Services Group Inc.	274,726	2,157
	Torchmark Corp.	78,221	2,052
*	SLM Corp.	389,630	1,929
	Legg Mason Inc.	117,700	1,871
	The Principal Financial
	Group, Inc.	218,048	1,784
	First Horizon National Corp.	161,511	1,735
	Host Hotels &
	Resorts Inc. REIT	422,460	1,656
	Federated Investors, Inc.	72,072	1,604
	Lincoln National Corp.	217,100	1,452
	Kimco Realty Corp. REIT	190,269	1,450
	ProLogis REIT	218,858	1,423
	Fifth Third Bancorp	483,918	1,413
	XL Capital Ltd. Class A	254,123	1,388
	Marshall & Ilsley Corp.	220,287	1,240
	Zions Bancorp	96,084	945
	CIT Group Inc.	310,447	885
	Janus Capital Group Inc.	128,646	855
*	MBIA, Inc.	175,505	804
	Genworth Financial Inc.	358,735	682
*	CB Richard Ellis Group, Inc.	151,363	610
*	E*TRADE Financial Corp.	450,141	576
	Huntington Bancshares Inc.	310,921	516
	Apartment Investment &
	Management Co.
	Class A REIT	93,504	512
			630,853
Health Care (11.9%)
	Johnson & Johnson	2,345,231	123,359
	Pfizer Inc.	5,709,180	77,759
	Abbott Laboratories	1,309,252	62,451
	Wyeth	1,122,836	48,327
	Merck & Co., Inc.	1,790,429	47,894
*	Amgen Inc.	887,679	43,958
	Bristol-Myers Squibb Co.	1,669,103	36,587
*	Gilead Sciences, Inc.	775,603	35,926
	Schering-Plough Corp.	1,375,335	32,389
	Eli Lilly & Co.	854,851	28,561
	Medtronic, Inc.	943,774	27,813
	Baxter International, Inc.	522,682	26,772
	UnitedHealth Group Inc.	1,027,317	21,502
*	Medco Health
	Solutions, Inc.	422,546	17,468
*	Celgene Corp.	385,210	17,103
*	WellPoint Inc.	429,334	16,302
	Covidien Ltd.	425,271	14,136

14

Asset Allocation Fund

			Market
			Value•
		Shares	($000)
	Becton, Dickinson & Co.	203,935	13,713
*	Genzyme Corp.	227,509	13,512
*	Biogen Idec Inc.	250,785	13,146
*	Thermo Fisher
	Scientific, Inc.	351,629	12,543
	Allergan, Inc.	255,027	12,180
*	St. Jude Medical, Inc.	291,873	10,604
*	Boston Scientific Corp.	1,245,451	9,901
*	Express Scripts Inc.	211,508	9,765
	Aetna Inc.	390,061	9,490
	Cardinal Health, Inc.	299,338	9,423
	McKesson Corp.	231,247	8,103
	Stryker Corp.	205,913	7,009
*	Zimmer Holdings, Inc.	187,705	6,851
	C.R. Bard, Inc.	82,567	6,582
	Quest Diagnostics, Inc.	129,974	6,171
*	Forest Laboratories, Inc.	257,618	5,657
*	Laboratory Corp. of
	America Holdings	95,416	5,581
*	Life Technologies Corp.	142,745	4,636
	AmerisourceBergen Corp.	133,890	4,373
	CIGNA Corp.	236,062	4,152
*	Hospira, Inc.	126,806	3,913
*	Cephalon, Inc.	56,757	3,865
*	DaVita, Inc.	87,539	3,847
*	Humana Inc.	139,793	3,646
*	Mylan Inc.	254,166	3,408
	DENTSPLY International Inc.	124,081	3,332
*	Varian Medical Systems, Inc.	104,169	3,171
*	Waters Corp.	85,638	3,164
*	Intuitive Surgical, Inc.	32,179	3,069
*	Watson Pharmaceuticals, Inc.	86,935	2,705
*	Millipore Corp.	44,232	2,539
	IMS Health, Inc.	166,754	2,080
*	Coventry Health Care Inc.	127,094	1,645
*	Patterson Companies, Inc.	84,114	1,586
*	King Pharmaceuticals, Inc.	203,021	1,435
	PerkinElmer, Inc.	103,197	1,318
*	Tenet Healthcare Corp.	352,444	409
			896,831
Industrials (7.6%)
	General Electric Co.	8,938,939	90,373
	United Parcel Service, Inc.	846,172	41,649
	United Technologies Corp.	801,511	34,449
	3M Co.	590,092	29,339
	The Boeing Co.	620,339	22,072
	Lockheed Martin Corp.	282,238	19,483
	Emerson Electric Co.	649,454	18,561
	Honeywell International Inc.	632,295	17,616
	Union Pacific Corp.	425,647	17,498
	Caterpillar, Inc.	510,514	14,274
	Burlington Northern
	Santa Fe Corp.	236,522	14,227
	General Dynamics Corp.	332,336	13,822
	Raytheon Co.	354,105	13,789
	Northrop Grumman Corp.	285,291	12,450

			Market
			Value•
		Shares	($000)
	Danaher Corp.	217,827	11,811
	Deere & Co.	357,971	11,766
	FedEx Corp.	259,789	11,558
	Waste Management, Inc.	418,126	10,704
	Norfolk Southern Corp.	313,275	10,573
	Illinois Tool Works, Inc.	331,735	10,234
	CSX Corp.	341,311	8,823
	PACCAR, Inc.	302,033	7,780
	Precision Castparts Corp.	119,897	7,182
	L-3 Communications
	Holdings, Inc.	103,010	6,984
	C.H. Robinson
	Worldwide Inc.	144,033	6,569
	ITT Industries, Inc.	149,792	5,762
	Fluor Corp.	149,874	5,178
	Eaton Corp.	136,974	5,049
	Expeditors International of
	Washington, Inc.	175,306	4,959
	Parker Hannifin Corp.	141,613	4,812
	Republic Services, Inc.
	Class A	269,334	4,619
	Rockwell Collins, Inc.	138,223	4,512
	Cummins Inc.	170,492	4,339
	Dover Corp.	161,399	4,258
	Pitney Bowes, Inc.	180,473	4,214
	W.W. Grainger, Inc.	57,244	4,017
	Cooper Industries, Inc.
	Class A	152,341	3,940
	Goodrich Corp.	103,604	3,926
	Southwest Airlines Co.	612,637	3,878
*	Jacobs Engineering
	Group Inc.	98,706	3,816
	Ingersoll-Rand Co.	266,697	3,680
	The Dun & Bradstreet Corp.	45,273	3,486
^	Fastenal Co.	107,798	3,466
*	Stericycle, Inc.	71,300	3,403
*	Iron Mountain, Inc.	151,746	3,364
	Equifax, Inc.	117,279	2,867
	Rockwell Automation, Inc.	124,819	2,726
	Cintas Corp.	109,034	2,695
	Flowserve Corp.	47,969	2,692
	Robert Half International, Inc.	132,055	2,355
	Masco Corp.	312,104	2,178
	Pall Corp.	97,056	1,983
	Avery Dennison Corp.	85,261	1,905
	Ryder System, Inc.	47,078	1,333
	R.R. Donnelley & Sons Co.	177,565	1,302
	Textron, Inc.	203,238	1,167
*	Monster Worldwide Inc.	102,047	832
	The Manitowoc Co., Inc.	104,048	340
			572,639
Information Technology (14.0%)
	Microsoft Corp.	6,470,099	118,856
	International Business
	Machines Corp.	1,137,849	110,246
*	Cisco Systems, Inc.	4,952,195	83,048

15

Asset Allocation Fund

			Market
			Value•
		Shares	($000)
*	Apple Inc.	753,734	79,233
	Intel Corp.	4,720,018	71,036
*	Google Inc.	202,792	70,584
	Hewlett-Packard Co.	2,050,290	65,732
*	Oracle Corp.	3,287,122	59,398
	QUALCOMM Inc.	1,396,385	54,333
*	EMC Corp.	1,716,728	19,571
	Texas Instruments, Inc.	1,092,354	18,035
	Corning, Inc.	1,321,163	17,532
*	Yahoo! Inc.	1,177,173	15,080
	Automatic Data
	Processing, Inc.	427,369	15,026
*	Dell Inc.	1,459,722	13,838
	Applied Materials, Inc.	1,126,802	12,113
*	eBay Inc.	918,058	11,531
*	Symantec Corp.	702,390	10,494
	MasterCard, Inc. Class A	60,758	10,176
*	Adobe Systems, Inc.	443,533	9,487
	Motorola, Inc.	1,879,483	7,950
	Western Union Co.	606,937	7,629
*	Intuit, Inc.	272,255	7,351
*	Broadcom Corp.	364,477	7,282
	Paychex, Inc.	275,137	7,063
*	Juniper Networks, Inc.	451,949	6,806
	CA, Inc.	334,985	5,899
*	BMC Software, Inc.	165,242	5,453
*	Cognizant Technology
	Solutions Corp.	244,723	5,088
*	Fiserv, Inc.	136,267	4,968
*	Electronic Arts Inc.	266,944	4,856
	Analog Devices, Inc.	246,537	4,751
*	Sun Microsystems, Inc.	647,111	4,737
*	Computer Sciences Corp.	126,048	4,644
*	Agilent Technologies, Inc.	300,325	4,616
*	NVIDIA Corp.	464,340	4,578
	Tyco Electronics Ltd.	407,348	4,497
	Xilinx, Inc.	230,829	4,423
	Altera Corp.	250,022	4,388
	Linear Technology Corp.	188,141	4,324
*	McAfee Inc.	128,868	4,317
	Amphenol Corp.	147,833	4,212
*	NetApp, Inc.	283,105	4,201
*	Affiliated Computer
	Services, Inc. Class A	82,379	3,945
*	Citrix Systems, Inc.	154,293	3,493
	Xerox Corp.	764,913	3,480
	Microchip Technology, Inc.	155,759	3,301
	Harris Corp.	112,488	3,255
*	Autodesk, Inc.	187,665	3,155
*	MEMC Electronic
	Materials, Inc.	186,924	3,082
*	VeriSign, Inc.	162,382	3,064
	KLA-Tencor Corp.	147,924	2,959
*	salesforce.com, inc.	86,863	2,843
	Fidelity National Information
	Services, Inc.	154,697	2,816

			Market
			Value•
		Shares	($000)
*	Akamai Technologies, Inc.	134,561	2,611
*	FLIR Systems, Inc.	125,498	2,570
*	Micron Technology, Inc.	599,703	2,435
*	SanDisk Corp.	183,959	2,327
*	Teradata Corp.	141,255	2,291
	Total System Services, Inc.	153,235	2,116
	National
	Semiconductor Corp.	165,841	1,703
*	LSI Corp.	531,623	1,616
*	Novellus Systems, Inc.	96,512	1,605
*	Tellabs, Inc.	343,968	1,575
	Molex, Inc.	113,597	1,561
*	Advanced Micro
	Devices, Inc.	491,554	1,499
*	Compuware Corp.	218,217	1,438
*	QLogic Corp.	125,206	1,392
*	Lexmark International, Inc.	77,777	1,312
*	Novell, Inc.	275,590	1,174
*	Convergys Corp.	112,062	906
	Jabil Circuit, Inc.	154,917	861
*	Teradyne, Inc.	153,662	673
*	JDS Uniphase Corp.	161,708	526
*	Ciena Corp.	64,968	505
			1,057,471
Materials (2.6%)
	Monsanto Co.	463,476	38,515
	Newmont Mining Corp.
	(Holding Co.)	409,018	18,308
	Praxair, Inc.	262,338	17,653
	E.I. du Pont de
	Nemours & Co.	762,121	17,018
	Freeport-McMoRan
	Copper & Gold, Inc.
	Class B	347,304	13,236
	Nucor Corp.	271,735	10,372
	Air Products &
	Chemicals, Inc.	176,286	9,916
	Rohm & Haas Co.	103,963	8,196
	Dow Chemical Co.	775,546	6,538
	Alcoa Inc.	796,073	5,843
	PPG Industries, Inc.	137,291	5,066
	Ecolab, Inc.	144,830	5,030
	Weyerhaeuser Co.	178,398	4,918
	Vulcan Materials Co.	90,872	4,025
	Sigma-Aldrich Corp.	105,416	3,984
	Ball Corp.	79,071	3,432
	CF Industries Holdings, Inc.	43,094	3,065
	International Paper Co.	359,214	2,529
	United States Steel Corp.	97,363	2,057
*	Owens-Illinois, Inc.	140,644	2,031
	International Flavors &
	Fragrances, Inc.	66,135	2,014
	Bemis Co., Inc.	87,237	1,829
	Eastman Chemical Co.	68,056	1,824
	Allegheny Technologies Inc.	81,556	1,789
	MeadWestvaco Corp.	148,525	1,781

16

Asset Allocation Fund

			Market
			Value•
		Shares	($000)
	Sealed Air Corp.	126,684	1,748
*	Pactiv Corp.	107,997	1,576
	AK Steel Holding Corp.	88,615	631
	Titanium Metals Corp.	72,106	394
			195,318
Telecommunication Services (3.1%)
	AT&T Inc.	4,989,154	125,727
	Verizon
	Communications Inc.	2,404,109	72,604
*	American Tower Corp.
	Class A	334,755	10,187
*	Sprint Nextel Corp.	2,413,548	8,616
	Embarq Corp.	126,534	4,789
	Qwest Communications
	International Inc.	1,300,682	4,448
	Windstream Corp.	385,633	3,108
	CenturyTel, Inc.	86,904	2,444
	Frontier
	Communications Corp.	295,406	2,121
			234,044
Utilities (3.3%)
	Exelon Corp.	555,696	25,223
	Southern Co.	652,412	19,977
	FPL Group, Inc.	345,376	17,521
	Duke Energy Corp.	1,081,577	15,488
	Dominion Resources, Inc.	492,606	15,266
	Public Service Enterprise
	Group, Inc.	431,956	12,730
	PG&E Corp.	308,517	11,791
	Entergy Corp.	161,262	10,980
	FirstEnergy Corp.	259,496	10,016
	Sempra Energy	207,273	9,584
	PPL Corp.	314,056	9,016
	Consolidated Edison Inc.	226,988	8,991
	American Electric
	Power Co., Inc.	338,714	8,556
	Progress Energy, Inc.	232,016	8,413
	Edison International	270,203	7,785
	Xcel Energy, Inc.	381,969	7,116
	Questar Corp.	140,840	4,145
	Ameren Corp.	173,987	4,035
	Wisconsin Energy Corp.	97,594	4,018
	DTE Energy Co.	143,098	3,964
	EQT Corp.	109,834	3,441
	Constellation Energy Group, Inc.	166,098	3,432
*	AES Corp.	555,252	3,226
	Allegheny Energy, Inc.	137,727	3,191
	Northeast Utilities	143,586	3,100
	SCANA Corp.	98,968	3,057
	CenterPoint Energy Inc.	280,443	2,925
	NiSource, Inc.	224,485	2,200
	CMS Energy Corp.	183,404	2,171
	Pinnacle West Capital Corp.	81,090	2,154
	Pepco Holdings, Inc.	170,838	2,132
	TECO Energy, Inc.	172,964	1,929

			Market
			Value•
		Shares	($000)
	Integrys Energy Group, Inc.	62,313	1,623
	Nicor Inc.	33,136	1,101
*	Dynegy, Inc.	379,383	535
			250,832
Total Common Stocks
(Cost $6,416,453)			5,866,278
Temporary Cash Investments (22.3%)[1]
Money Market Fund (17.8%)
2,3	Vanguard Market Liquidity
	Fund, 0.440% 1,338,673,018		1,338,673

		Face
		Amount
		($000)
Commercial Paper (2.8%)
	Bank of America Corp.
	0.450%, 5/4/09	20,000	19,995
	Bank of America Corp.
	0.471%, 6/5/09	4,500	4,498
	Bank of Nova Scotia
	0.350%, 4/3/09	15,500	15,500
	BNP Paribas Finance Inc.
	0.631%, 4/17/09	20,000	19,994
	BNP Paribas Finance Inc.
	0.641%, 5/20/09	15,000	14,986
	ING (U.S.) Funding LLC
	0.701%, 4/24/09	20,000	19,991
	Nordea North America Inc.
	0.661%, 4/9/09	20,000	19,997
	Rabobank USA Financial Corp.
	0.741%, 5/7/09	20,000	19,995
	Societe Generale N.A. Inc.
	0.761%, 4/14/09	20,000	19,994
	Societe Generale N.A. Inc.
	0.761%, 4/27/09	20,000	19,989
	UBS Finance (Delaware), LLC
	0.585%, 4/13/09	20,000	19,996
	UBS Finance (Delaware), LLC
	0.590%, 4/17/09	20,000	19,995
			214,930
U.S. Government and Agency Obligations (1.7%)
4	U.S. Treasury Bill,
	0.275%, 6/18/09	127,280	127,233
Total Temporary Cash Investments
(Cost $1,680,794)			1,680,836
Total Investments (100.1%)
(Cost $8,097,247)			7,547,114
Other Assets and Liabilities (–0.1%)
Other Assets			41,435
Liabilities[3]			(49,059)
			(7,624)
Net Assets (100%)			7,539,490

17

Asset Allocation Fund

At March 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	9,413,312
Undistributed Net Investment Income	19,801
Accumulated Net Realized Losses	(1,470,765)
Unrealized Appreciation (Depreciation)
Investment Securities	(550,133)
Futures Contracts	127,275
Net Assets	7,539,490

Investor Shares—Net Assets
Applicable to 387,394,239 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,463,657
Net Asset Value Per Share—
Investor Shares	$16.68

Admiral Shares—Net Assets
Applicable to 28,717,549 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,075,833
Net Asset Value Per Share—
Admiral Shares	$37.46

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $18,898,000.

1 The fund invests a portion of its cash reserves in equity and bond markets through the use of futures contracts. After giving effect to futures investments, the fund’s effective positions in common stock, U.S. government obligations, and temporary cash investments represent 89.4%, 11.5%, and (0.8%), respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $21,384,000 of collateral received for securities on loan.

4 Securities with a value of $127,233,000 have been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Asset Allocation Fund

Statement of Operations

Six Months Ended
March 31, 2009
($000)
Investment Income
Income
Dividends	94,021
Interest[1]	11,832
Security Lending	1,515
Total Income	107,368
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,379
Performance Adjustment	(3,028)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,987
Management and Administrative—Admiral Shares	762
Marketing and Distribution—Investor Shares	1,171
Marketing and Distribution—Admiral Shares	183
Custodian Fees	81
Auditing Fees	1
Shareholders’ Reports—Investor Shares	32
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	7
Total Expenses	11,577
Net Investment Income	95,791
Realized Net Gain (Loss)
Investment Securities Sold	(16,687)
Futures Contracts	(815,375)
Realized Net Gain (Loss)	(832,062)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(2,671,278)
Futures Contracts	285,927
Change in Unrealized Appreciation (Depreciation)	(2,385,351)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,121,622)

1 Interest income from an affiliated company of the fund was $8,435,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Asset Allocation Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	95,791	272,495
Realized Net Gain (Loss)	(832,062)	(413,785)
Change in Unrealized Appreciation (Depreciation)	(2,385,351)	(2,743,803)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,121,622)	(2,885,093)
Distributions
Net Investment Income
Investor Shares	(98,878)	(251,447)
Admiral Shares	(18,440)	(51,380)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(117,318)	(302,827)
Capital Share Transactions
Investor Shares	144,635	(123,965)
Admiral Shares	(143,655)	(53,254)
Net Increase (Decrease) from Capital Share Transactions	980	(177,219)
Total Increase (Decrease)	(3,237,960)	(3,365,139)
Net Assets
Beginning of Period	10,777,450	14,142,589
End of Period[1]	7,539,490	10,777,450

1 Net Assets—End of Period includes undistributed net investment income of $19,801,000 and $41,328,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Asset Allocation Fund

Financial Highlights

Investor Shares
	Six
	Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$23.91	$30.92	$27.29	$25.08	$22.92	$20.66
Investment Operations
Net Investment Income	.211	.594	.660	.520	.480[1]	.400
Net Realized and Unrealized Gain (Loss)
on Investments	(7.183)	(6.945)	3.590	2.200	2.160	2.225
Total from Investment Operations	(6.972)	(6.351)	4.250	2.720	2.640	2.625
Distributions
Dividends from Net Investment Income	(.258)	(.659)	(.620)	(.510)	(.480)	(.365)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.258)	(.659)	(.620)	(.510)	(.480)	(.365)
Net Asset Value, End of Period	$16.68	$23.91	$30.92	$27.29	$25.08	$22.92

Total Return[2]	–29.24%	–20.84%	15.69%	11.00%	11.60%	12.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,464	$9,043	$11,833	$10,024	$9,333	$8,989
Ratio of Total Expenses to
Average Net Assets[3]	0.30%[4]	0.31%	0.37%	0.41%	0.38%	0.38%
Ratio of Net Investment Income to
Average Net Assets	2.35%[4]	2.11%	2.25%	2.01%	1.98%[1]	1.79%
Portfolio Turnover Rate	5%[4]	5%	6%	16%	6%	34%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of (0.07%), 0.00%, 0.04%, 0.04%, 0.01%, and 0.00%.

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Asset Allocation Fund

Financial Highlights

Admiral Shares
	Six
	Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$53.69	$69.43	$61.28	$56.33	$51.47	$46.39
Investment Operations
Net Investment Income	.495	1.403	1.555	1.235	1.145[1]	.953
Net Realized and Unrealized Gain (Loss)
on Investments	(16.112)	(15.599)	8.054	4.924	4.849	5.009
Total from Investment Operations	(15.617)	(14.196)	9.609	6.159	5.994	5.962
Distributions
Dividends from Net Investment Income	(.613)	(1.544)	(1.459)	(1.209)	(1.134)	(.882)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.613)	(1.544)	(1.459)	(1.209)	(1.134)	(.882)
Net Asset Value, End of Period	$37.46	$53.69	$69.43	$61.28	$56.33	$51.47

Total Return	–29.17%	–20.76%	15.81%	11.10%	11.74%	12.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,076	$1,734	$2,310	$1,858	$1,571	$691
Ratio of Total Expenses to
Average Net Assets[2]	0.19%[3]	0.20%	0.27%	0.30%	0.28%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.46%[3]	2.22%	2.35%	2.12%	2.08%[1]	1.90%
Portfolio Turnover Rate	5%[3]	5%	6%	16%	6%	34%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.135 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of (0.07%), 0.00%, 0.04%, 0.04%, 0.01%, and 0.00%.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Asset Allocation Fund

Notes to Financial Statements

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use S&P 500 Index and U.S. Treasury futures contracts with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008) and for the period ended March 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

23

Asset Allocation Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Barclays Capital U.S. Long Treasury Bond Index. For the six months ended March 31, 2009, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before a decrease of $3,028,000 (–0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2009, the fund had contributed capital of $1,970,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.79% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2008, the fund had available realized losses of $789,342,000 to offset future net capital gains of $4,666,000 through September 30, 2011, $94,814,000 through September 30, 2012, and $689,862,000 through September 30, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

24

Asset Allocation Fund

At March 31, 2009, the cost of investment securities for tax purposes was $8,097,247,000. Net unrealized depreciation of investment securities for tax purposes was $550,133,000, consisting of unrealized gains of $1,290,810,000 on securities that had risen in value since their purchase and $1,840,943,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2009, the aggregate settlement value of open futures contracts expiring in June 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
30-Year U.S. Treasury Bond	6,698	868,752	24,469
E-Mini S&P 500 Index	18,742	744,807	87,362
S&P 500 Index	666	132,334	15,444

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended March 31, 2009, the fund purchased $204,918,000 of investment securities and sold $157,543,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2009		September 30, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	864,559	48,861	1,215,837	43,982
Issued in Lieu of Cash Distributions	97,842	5,451	248,794	8,872
Redeemed	(817,766)	(45,202)	(1,588,596)	(57,280)
Net Increase (Decrease)—Investor Shares	144,635	9,110	(123,965)	(4,426)
Admiral Shares
Issued	38,047	956	196,056	3,050
Issued in Lieu of Cash Distributions	16,661	413	46,541	739
Redeemed	(198,363)	(4,956)	(295,851)	(4,753)
Net Increase (Decrease)—Admiral Shares	(143,655)	(3,587)	(53,254)	(964)

25

Asset Allocation Fund

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	7,204,951	127,275
Level 2—Other significant observable inputs	342,163	—
Level 3—Significant unobservable inputs	—	—
Total	7,547,114	127,275

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Asset Allocation Fund	9/30/2008	3/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$707.64	$1.28
Admiral Shares	1,000.00	708.32	0.81
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.44	$1.51
Admiral Shares	1,000.00	1,023.98	0.96

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.19% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

29

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Chairman
John J. Brennan[1]	and Chief Executive Officer of Rohm and Haas Co.
Born 1954. Trustee Since May 1987. Chairman of	(chemicals); President of Rohm and Haas Co.
the Board. Principal Occupation(s) During the Past Five	(2006–2008); Board Member of American Chemistry
Years: Chairman of the Board and Director/Trustee of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., and of each of the investment	manufacturing and services) and Hewlett-Packard Co.
companies served by The Vanguard Group; Chief	(electronic computer manufacturing); Trustee of The
Executive Officer and President of The Vanguard Group	Conference Board.
and of each of the investment companies served by The
Vanguard Group (1996–2008).
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Independent Trustees	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for North	Johnson (pharmaceuticals/consumer products); Vice
America and Corporate Vice President of Xerox	President and Chief Information Officer (1997–2005)
Corporation (photocopiers and printers); Director of	of Johnson & Johnson; Director of the University
SPX Corporation (multi-industry manufacturing), the	Medical Center at Princeton and Women’s Research
United Way of Rochester, the Boy Scouts of America,	and Education Institute.
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Director of The Vanguard
Dean, and Director of Faculty Recruiting, Harvard	Group, Inc., since 2008; Chief Executive Officer and
Business School; Director and Chairman of UNX, Inc.	President of The Vanguard Group and of each of the
(equities trading firm); Chair of the Investment	investment companies served by The Vanguard Group
Committee of HighVista Strategies LLC (private	since 2008; Director of Vanguard Marketing Corporation;
investment firm).	Managing Director of The Vanguard Group (1995–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, Chief Executive Officer, and Director of	Director of The Vanguard Group, Inc., since 2006;
NACCO Industries, Inc. (forklift trucks/housewares/	General Counsel of The Vanguard Group since 2005;
lignite); Director of Goodrich Corporation (industrial	Secretary of The Vanguard Group and of each of the
products/aircraft systems and services).	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
J. Lawrence Wilson	of The Vanguard Group (1997–2006).
Born 1936. Trustee Since April 1985. Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and	Vanguard Senior Management Team
Haas Co. (chemicals); Director of Cummins Inc. (diesel
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of	R. Gregory Barton	Michael S. Miller
Culver Educational Foundation.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter
Executive Officers

Founder
Thomas J. Higgins[1]
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five	John C. Bogle
Years: Principal of The Vanguard Group, Inc.; Chief	Chairman and Chief Executive Officer, 1974–1996
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q782 052009

Vanguard

Vanguard U.S. Value Fund Semiannual Report

March 31, 2009

> Vanguard U.S. Value Fund returned –34.77% for the six months ended March 31, 2009.

> The fund’s disappointing performance was a bit better than its benchmark’s –35.60% return, though it lagged the average –31.71% result of multi-cap value funds.

> The fund’s holdings in financial and energy stocks weighed most heavily on returns.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	24
Trustees Approve Advisory Arrangements	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard U.S. Value Fund	VUVLX	–34.77%
Russell 3000 Value Index		–35.60
Average Multi-Cap Value Fund[1]		–31.71

Your Fund’s Performance at a Glance
September 30, 2008–March 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Value Fund	$10.64	$6.68	$0.298	$0.000

1 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

During what was an extremely difficult six months for the U.S. stock market, Vanguard U.S. Value Fund returned –34.77%. Despite the fund’s dismal return, it performed somewhat better than its benchmark, the Russell 3000 Value Index, which returned –35.60% for the fiscal half-year. The fund lagged behind the average multi-capitalization value fund, which returned –31.71% for the period.

The fund posted negative results in nine out of its ten market sectors for the six months. Significant holdings in financials and energy—two of the hardest-hit sectors—weighed heavily on fund returns. The telecommunication services sector was the fund’s only positive contributor for the period.

Extreme distress dappled with glimmers of hope

The six months ended March 31 witnessed extreme distress in global stock markets, with both U.S. and international stocks returning about –31%. The embattled financial sector continued to struggle, prompting regulators in the United States and abroad to take ever-more-aggressive actions to help the big banks fortify their fragile balance sheets.

Even as the gloom intensified, a few signs of recovery appeared on the horizon. Toward the end of the period, the swift contraction in manufacturing activity seemed to lessen. And throughout the six months, news from the housing sector seemed to improve. From their early March lows through the end of the period, global stock markets generated a double-digit return.

Credit-market turmoil provoked dramatic response

Developments in the fixed income market were, if anything, even more unusual. In the months after the September collapse of Lehman Brothers, a major presence in the bond market, the trading of corporate bonds came to a near standstill as investors stampeded into U.S. Treasury bonds—considered the safest, most liquid credits—driving prices higher and yields lower. The difference between the yields of Treasuries and corporate bonds surged to levels not seen since the 1930s.

The Federal Reserve Board responded to the credit-market and economic crises with a dramatic easing of monetary policy, reducing its target for short-term interest rates to an all-time low of 0% to 0.25%. The Fed also created new programs designed to bring borrowers and lenders back to the market. For the six-month period, the Barclays Capital U.S. Aggregate Bond Index returned 4.70% on the strength of Treasuries and other government-backed bonds. The broad municipal bond market returned 5.00%.

Fund hurt by holdings in financials and energy

The U.S. Value Fund’s advisors—AXA Rosenberg Investment Management LLC and Vanguard Quantitative Equity Group—use separate, but complementary,

Market Barometer
			Total Returns
		Periods Ended March 31, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–30.59%	–38.27%	–4.54%
Russell 2000 Index (Small-caps)	–37.17	–37.50	–5.24
Dow Jones Wilshire 5000 Index (Entire market)	–30.72	–37.69	–4.24
MSCI All Country World Index ex USA (International)	–30.54	–46.18	–0.24

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	4.70%	3.13%	4.13%
Barclays Capital Municipal Bond Index	5.00	2.27	3.21
Citigroup 3-Month Treasury Bill Index	0.30	1.13	3.06

CPI
Consumer Price Index	–2.78%	–0.38%	2.57%

1 Annualized.

quantitative, computer-driven models in an effort to outperform the Russell 3000 Value Index by selecting stocks with seemingly attractive valuations. For the six months ended March 31, the fund managed to meet this goal. In an extremely punishing market, however, this relative success was hardly cause for celebration.

On an absolute basis, the fund’s largest losses came from financial stocks, which trimmed about 13 percentage points from the fund’s six-month performance. Compared with its benchmark index, however, the fund had more limited exposure to financials; it also held some of the better performers, which helped the fund keep a few steps ahead of the index.

Energy was a sore spot for the fund. Oil companies, particularly the big integrated producers, saw steep declines in their stocks as oil prices dropped 50% over the half-year.

The only sector to post positive results for the fund was telecommunication services, which is often considered a defensive area of the market, since people generally still use phone services even in tough economic times. Good stock selection in the sector, as well as a slight overweighting relative to the benchmark, also helped the fund’s performance.

And although the consumer discretionary sector as a whole was down for the period, a handful of retailers contributed

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Multi-Cap
	Fund	Value Fund
U.S. Value Fund	0.46%	1.27%

1 The fund expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratio was 0.53%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

positive results. Many of these retailers were discount stores, which tend to fare well as nervous consumers “trade down” to buy cheaper goods.

A word on expenses

On page 4, you’ll note our estimated expense ratio for fiscal 2009 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures are up significantly from fiscal 2008. The explanation is twofold.

First, as the value of fund assets has declined, the fund’s fixed expenses are expected to account for a modestly higher percentage of fund assets. Second, Vanguard’s contracts with external advisors generally include an incentive-fee provision. If the advisor outperforms its benchmark, the firm’s fee increases; if it underperforms, the fee declines.

Over time, this fee structure has helped ensure that the interests of the advisors and the shareholders remain aligned. Of course, even when the broad stock market tumbles, an advisor can still outperform its benchmark, and thus qualify for an incentive payment. This was the case during the most recent six-month period. The fund’s financial statements include more information about Vanguard U.S. Value Fund’s incentive fee.

Diversification is critical during turbulent times

The six-month period ended March 31 was a very difficult time for the U.S. stock market. As the recession deepened, it affected all areas of the market and left investors feeling anxious and uncertain.

Although the market’s volatility can be jarring, it’s important not to let short-term extremes blind us to the long-term case for equities. The stock market’s recent declines are an unavoidable, if extreme, trade-off for their potential to produce superior returns in the long term.

At Vanguard, we encourage investors to build a portfolio that is diversified across asset classes, including stock, bond, and money market funds, with the proportions determined by your long-term investment goals. Diversification can provide you with some protection from extreme market swings; however, even a well-balanced portfolio isn’t immune to the difficult market conditions of the past six months.

Still, we believe that broad diversification among and within asset classes is a prudent long-term policy that can position you to weather the occasional storm while helping you benefit from an inevitable return to better times. The U.S. Value Fund can play an important role in such a portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

April 15, 2009

Advisors’ Report

During the six months ended March 31, 2009, the Vanguard U.S. Value Fund returned –34.77%. Your fund is managed by two independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal half-year and of how the portfolio positioning reflects this assessment. These comments were prepared on April 21, 2009.

AXA Rosenberg Investment Management LLC

Portfolio Manager:

William E. Ricks, Ph.D., Americas Chief Executive and Chief Investment Officer

Our core belief—that companies with superior future earnings will be rewarded with superior market performance—remains the key underpinning of our investment process.

Over the past six months, the biggest drivers for the U.S. Value Fund were the portfolio’s persistent underweighting to financials as well as its overweighting to the more defensive areas of the market, including health care, telecommunication services, and utilities.

Vanguard U.S. Value Fund Investment Advisors
	Fund Assets
	Managed
Investment Advisor	%	$ Million	Investment Strategy
AXA Rosenberg Investment	67	289	Employs an investment philosophy grounded in
Management LLC			fundamental analysis using a two-part quantitative
			model: a valuation model, which compares a
			stock’s price to its fair value, and an earnings
			forecast model, which identifies companies
			likely to have superior earnings.
Vanguard Quantitative	29	122	Quantitative management with the primary assess-
Equity Group			ment of a company’s future prospects made by
			analyzing its current valuation, sentiment, and
			earnings-quality characteristics.
Cash Investments	4	18	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash position.

In financials, the portfolio benefited from its limited exposure to banks, broker-dealers, and REITs with more opaque earnings outlooks. This included Bank of America, Citigroup, Merrill Lynch, and Capital One Financial, all of which registered sharp declines for the fiscal half-year, despite the stock market’s strong rebound in March.

As earnings expectations weakened, we aggressively trimmed exposure to energy stocks in our portion of the portfolio, including ConocoPhillips. The company’s stock dropped by close to –45% for the fiscal period and detracted from our portfolio’s performance.

Currently, the strategy continues to be modestly biased to more defensive sectors, such as health care, utilities, and consumer staples, as their balance sheets and earnings outlooks remain more stable and consistent relative to other sectors.

Vanguard Quantitative Equity Group

Portfolio Manager: James P. Stetler, Principal

The equity market’s negative momentum from 2008 continued through most of the first calendar quarter with value stocks falling another –17%, as measured by the Russell 3000 Value Index. That brought the benchmark’s decline for the six months to –35.60%.

The first two months of calendar-year 2009 saw the worst declines for equities (less than –23%) of the fiscal period. The market’s reaction to the federal government’s initial stimulus announcements was not positive. However, as additional plans were revealed, March brought a turnaround, with a rebound from January and February’s lows. Whether or not we have reached a market bottom remains to be seen. However, you can be sure that first-quarter earnings announcements, particularly those in the financial sector, will be scrutinized, and that the market’s next steps will certainly be influenced by those results.

Our portion of the fund’s performance relative to its benchmark derives from our ability to accurately rank stocks against their industry and market-cap peers, predicting the outperformers versus the underperformers, and effectively implementing those decisions in our portfolio. This evaluation process analyzes companies according to several criteria: their relative valuation characteristics, their market sentiment/momentum factors, the quality and direction of their earnings, and management decisions on specific company attributes. In short, we prefer stocks with attractive valuations, good market sentiment, and strong balance-sheet quality.

For the six-month period, our models were able to marginally add value, mainly by identifying the worst-performing stocks in certain sectors and then avoiding or limiting the portfolio’s exposure to them. Our stock selection was strongest in the financial sector as we underweighted some of the group’s poorest performers, including Bank of America, Principal Financial Group, and Lincoln National. We also benefited from our overweighting of Ocwen Financial, one of the few positive performers within the sector. An underweighting in consumer discretionary company Johnson Controls also helped relative results.

Stock-selection results were disappointing in the consumer staples and energy sectors. Holdings in SuperValu, Omega Protein, and Swift Energy detracted from our performance.

U.S. Value Fund

Fund Profile

As of March 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	518	1,926	4,489
Median Market Cap	$18.6B	$23.5B	$22.3B
Price/Earnings Ratio	10.9x	16.8x	15.0x
Price/Book Ratio	1.2x	1.2x	1.7x
Yield[3]	2.7%	3.4%	2.7%
Return on Equity	17.6%	17.6%	20.2%
Earnings Growth Rate	11.6%	8.6%	15.0%
Foreign Holdings	0.5%	0.0%	0.0%
Turnover Rate[4]	79%	—	—
Expense Ratio[5]	0.46%	—	—
Short-Term Reserves	1.4%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	7.1%	8.7%	9.4%
Consumer Staples	11.5	9.6	11.2
Energy	15.3	16.5	12.3
Financials	17.8	21.7	13.1
Health Care	16.4	13.7	14.6
Industrials	7.3	8.2	10.0
Information Technology	5.6	4.1	17.7
Materials	1.8	3.3	3.7
Telecommunication
Services	8.0	6.8	3.6
Utilities	9.2	7.4	4.4

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.96
Beta	0.95	0.99

Ten Largest Holdings[7] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	6.4%
Verizon	integrated
Communications Inc.	telecommunication
	services	3.5
Pfizer Inc.	pharmaceuticals	3.0
AT&T Inc.	integrated
	telecommunication
	services	2.8
Chevron Corp.	integrated oil
	and gas	2.8
Amgen Inc.	biotechnology	2.6
JPMorgan Chase & Co.	diversified
	financial services	2.5
The Travelers Cos., Inc.	property and
	casualty insurance	2.0
Johnson & Johnson	pharmaceuticals	1.9
General Electric Co.	industrial
	conglomerates	1.9
Top Ten		29.4%

Investment Focus

1 Russell 3000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 Annualized.

5 The expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratio was 0.53%.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7 The holdings listed exclude any temporary cash investments and equity index products.

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 29, 2000–March 31, 2009

Average Annual Total Returns: Periods Ended March 31, 2009

				Since
	Inception Date	One Year	Five Years	Inception
U.S. Value Fund[2]	6/29/2000	–40.27%	–6.39%	–0.48%

1 Six months ended March 31, 2009.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

U.S. Value Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.0%)[1]
Consumer Discretionary (6.7%)
	Family Dollar Stores, Inc.	93,431	3,118
	Home Depot, Inc.	123,100	2,900
	Comcast Corp. Class A	151,889	2,072
	The Walt Disney Co.	106,400	1,932
	Lowe’s Cos., Inc.	97,300	1,776
*	Rent-A-Center, Inc.	78,000	1,511
	Time Warner Inc.	60,966	1,177
	Limited Brands, Inc.	106,410	926
	RadioShack Corp.	94,050	806
	The Gap, Inc.	58,150	755
	Barnes & Noble, Inc.	27,700	592
	Bob Evans Farms, Inc.	24,145	541
	Comcast Corp. Special
	Class A	41,300	532
	VF Corp.	8,000	457
	Pulte Homes, Inc.	35,300	386
*	Time Warner Cable Inc.	15,303	380
	News Corp., Class A	55,000	364
	Cracker Barrel Old
	Country Store Inc.	12,483	358
*	Jack in the Box Inc.	15,200	354
*	Jarden Corp.	25,600	324
	Wyndham Worldwide Corp.	76,500	321
*	Jo-Ann Stores, Inc.	18,810	307
	International Speedway Corp.	13,690	302
	Black & Decker Corp.	9,400	297
*	AutoZone Inc.	1,700	276
*	Jos. A. Bank Clothiers, Inc.	9,700	270
	Omnicom Group Inc.	11,300	264
	Fred’s, Inc.	23,410	264
*	Helen of Troy Ltd.	18,100	249
	Genesco, Inc.	13,100	247
	UniFirst Corp.	8,780	244
*	Cabela’s Inc.	26,700	243
*	CEC Entertainment Inc.	8,900	230
*	Steven Madden, Ltd.	10,723	201
	Autoliv, Inc.	10,800	201
*	Interpublic Group of Cos., Inc.	46,100	190

			Market
			Value•
		Shares	($000)
	Regis Corp.	12,439	180
*	Domino’s Pizza, Inc.	26,800	176
*	Sally Beauty Co. Inc.	27,200	155
	Snap-On Inc.	6,100	153
	Polaris Industries, Inc.	7,100	152
	Aaron Rents, Inc.	5,250	140
	Carnival Corp.	6,300	136
	The McGraw-Hill Cos., Inc.	5,800	133
	D. R. Horton, Inc.	13,600	132
*	Fuel Systems Solutions, Inc.	9,400	127
	Harte-Hanks, Inc.	22,100	118
	Finish Line, Inc.	16,900	112
	Cablevision Systems NY
	Group Class A	7,400	96
*,^	Conn’s, Inc.	6,691	94
	Scholastic Corp.	6,200	93
	Spartan Motors, Inc.	22,300	90
	Big 5 Sporting Goods Corp.	15,086	89
*	REX Stores Corp.	7,400	79
	Systemax Inc.	5,970	77
	CSS Industries, Inc.	4,530	77
*	Sonic Corp.	7,300	73
	Speedway Motorsports, Inc.	6,180	73
*	Collective Brands, Inc.	7,000	68
	Service Corp. International	18,400	64
	Meredith Corp.	3,800	63
	Foot Locker, Inc.	6,000	63
	Oxford Industries, Inc.	10,110	62
	Landry’s Restaurants, Inc.	11,900	62
	Callaway Golf Co.	7,200	52
*	Build-A-Bear-Workshop, Inc.	8,300	50
	Ryland Group, Inc.	1,800	30
	Centex Corp.	3,700	28
*	Red Robin Gourmet
	Burgers, Inc.	1,400	25
*	Dorman Products, Inc.	2,500	23
*	G-III Apparel Group, Ltd.	4,000	22
*	Timberland Co.	1,500	18
*	Perry Ellis International Corp.	4,300	15

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Brown Shoe Co., Inc.	3,646	14
*	Einstein Noah
	Restaurant Group Inc.	1,800	10
*	Stoneridge, Inc.	689	1
			28,592
Consumer Staples (10.9%)
	Archer-Daniels-Midland Co.	239,620	6,657
	The Procter & Gamble Co.	140,749	6,628
	CVS Caremark Corp.	187,800	5,163
	Safeway, Inc.	225,540	4,554
	Kraft Foods Inc.	139,798	3,116
	Sara Lee Corp.	344,950	2,787
	The Coca-Cola Co.	44,900	1,973
	Bunge Ltd.	27,818	1,576
	Wal-Mart Stores, Inc.	28,710	1,496
	The Pepsi Bottling
	Group, Inc.	52,710	1,167
	Lorillard, Inc.	18,900	1,167
	Del Monte Foods Co.	137,500	1,002
	Kellogg Co.	25,000	916
	Corn Products
	International, Inc.	40,635	861
	Altria Group, Inc.	49,360	791
	PepsiAmericas, Inc.	39,500	681
	Reynolds American Inc.	18,700	670
	J.M. Smucker Co.	16,795	626
	General Mills, Inc.	11,900	593
	H.J. Heinz Co.	16,700	552
*	Dean Foods Co.	27,800	503
	The Kroger Co.	23,500	499
*	Dr. Pepper Snapple
	Group, Inc.	24,700	418
*	The Pantry, Inc.	15,900	280
*	Prestige Brands
	Holdings Inc.	53,300	276
*	NBTY, Inc.	18,300	258
*	Fresh Del Monte
	Produce Inc.	15,600	256
	Nash-Finch Co.	8,500	239
	Spartan Stores, Inc.	12,700	196
*	Ralcorp Holdings, Inc.	2,483	134
	Ingles Markets, Inc.	8,100	121
	Cal-Maine Foods, Inc.	5,000	112
	Alberto-Culver Co.	4,600	104
	Nu Skin Enterprises, Inc.	7,360	77
	B&G Foods Inc.	13,250	69
*	Alliance One
	International, Inc.	14,910	57
	Inter Parfums, Inc.	9,670	56
*	Elizabeth Arden, Inc.	9,660	56
*	Omega Protein Corp.	13,948	37
*	Schiff Nutrition
	International, Inc.	7,175	32
	The Andersons, Inc.	20	—
			46,756

			Market
			Value•
		Shares	($000)
Energy (14.7%)
	ExxonMobil Corp.	402,070	27,381
	Chevron Corp.	178,730	12,018
	Marathon Oil Corp.	253,737	6,671
	ConocoPhillips Co.	118,260	4,631
	Apache Corp.	25,200	1,615
	Tidewater Inc.	35,223	1,308
*	SEACOR Holdings Inc.	18,600	1,085
	Southern Union Co.	68,100	1,036
	Sunoco, Inc.	30,390	805
	Anadarko Petroleum Corp.	18,900	735
	Devon Energy Corp.	15,711	702
	ENSCO International, Inc.	24,383	644
*	Encore Acquisition Co.	27,100	631
	Valero Energy Corp.	33,100	592
	Rowan Cos., Inc.	48,970	586
	Overseas Shipholding
	Group Inc.	23,263	527
	Noble Energy, Inc.	4,300	232
*	Hornbeck Offshore
	Services, Inc.	14,058	214
	El Paso Corp.	31,274	195
*	USEC Inc.	40,020	192
*	Bristow Group, Inc.	8,600	184
	Chesapeake Energy Corp.	10,700	182
*	Oil States International, Inc.	12,600	169
	Tesoro Corp.	7,700	104
*	Gulfmark Offshore, Inc.	4,100	98
	EOG Resources, Inc.	1,600	88
	Berry Petroleum Class A	7,200	79
*	Swift Energy Co.	10,790	79
*	Mariner Energy Inc.	8,600	67
*	PHI Inc. Non-Voting Shares	3,700	37
*	Helix Energy Solutions
	Group, Inc.	70	—
			62,887
Financials (17.2%)
	JPMorgan Chase & Co.	409,767	10,892
	The Travelers Cos., Inc.	208,725	8,483
	Wells Fargo & Co.	448,338	6,384
	U.S. Bancorp	318,200	4,649
	The Goldman Sachs
	Group, Inc.	39,427	4,180
	Bank of America Corp.	406,276	2,771
	Bank of New York
	Mellon Corp.	88,210	2,492
	Unum Group	191,499	2,394
	PartnerRe Ltd.	27,040	1,678
	Platinum Underwriters
	Holdings, Ltd.	55,830	1,583
	Allied World Assurance
	Holdings, Ltd.	40,390	1,536
	Aspen Insurance
	Holdings Ltd.	66,145	1,486
	Morgan Stanley	51,400	1,170

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	State Street Corp.	37,871	1,166
	IPC Holdings Ltd.	39,481	1,068
*	Knight Capital Group, Inc.
	Class A	70,900	1,045
	Hospitality Properties
	Trust REIT	76,800	922
	The Chubb Corp.	19,300	817
	Assurant, Inc.	37,450	816
	Endurance Specialty
	Holdings Ltd.	32,700	815
	Progressive Corp. of Ohio	44,800	602
	American Financial
	Group, Inc.	36,900	592
	Aon Corp.	14,400	588
	BB&T Corp.	28,400	480
	HRPT Properties Trust REIT	147,200	470
	PNC Financial
	Services Group	15,806	463
	Entertainment Properties
	Trust REIT	28,910	456
	Northern Trust Corp.	7,500	449
	Ameriprise Financial, Inc.	21,800	447
	Cullen/Frost Bankers, Inc.	8,600	404
	First Citizens BancShares
	Class A	2,967	391
	MetLife, Inc.	16,047	365
	Hudson City Bancorp, Inc.	31,000	362
	Annaly Capital
	Management Inc. REIT	25,400	352
	FirstMerit Corp.	19,100	348
^	Raymond James
	Financial, Inc.	16,000	315
	Bank of Hawaii Corp.	9,100	300
*	PMA Capital Corp. Class A	71,765	299
*	Amerisafe Inc.	17,700	271
	New York Community
	Bancorp, Inc.	23,900	267
	Marsh & McLennan
	Cos., Inc.	12,800	259
	BOK Financial Corp.	7,500	259
	International
	Bancshares Corp.	32,000	250
	DiamondRock
	Hospitality Co. REIT	62,010	249
	The Allstate Corp.	12,700	243
	Reinsurance Group of
	America, Inc.	7,320	237
	Everest Re Group, Ltd.	3,335	236
	Astoria Financial Corp.	24,000	220
*	Crawford & Co. Class B	32,563	219
	Discover Financial Services	33,800	213
*	Ocwen Financial Corp.	18,400	210
	TriCo Bancshares	12,200	204
	Capital One Financial Corp.	16,500	202
	Highwood Properties, Inc. REIT	9,300	199

			Market
			Value•
		Shares	($000)
	Torchmark Corp.	7,400	194
	SunTrust Banks, Inc.	15,900	187
	Mid-America Apartment
	Communities, Inc. REIT	5,900	182
*	Nelnet, Inc.	20,040	177
	Corporate Office Properties
	Trust, Inc. REIT	7,000	174
	Sun Communities, Inc. REIT	14,500	171
	Marshall & Ilsley Corp.	30,300	171
	Cash America
	International Inc.	10,700	167
	Berkshire Hills Bancorp, Inc.	7,300	167
	OceanFirst Financial Corp.	16,017	164
	Banco Latinoamericano
	de Exportaciones, SA	17,310	162
	Sovran Self Storage, Inc.
	REIT	7,700	155
	Healthcare Realty
	Trust Inc. REIT	10,200	153
	Commerce Bancshares, Inc.	4,200	152
	Medical Properties
	Trust Inc. REIT	41,030	150
	CME Group, Inc.	600	148
	Extra Space
	Storage Inc. REIT	26,600	147
	Kilroy Realty Corp. REIT	8,500	146
	Duke Realty Corp. REIT	26,100	143
*	Seabright Insurance
	Holdings, Inc.	13,650	143
	Host Hotels &
	Resorts Inc. REIT	34,600	136
	Horace Mann
	Educators Corp.	15,100	126
	Suffolk Bancorp	4,500	117
	Washington REIT	6,600	114
	SL Green Realty Corp. REIT	10,540	114
	Mission West
	Properties Inc. REIT	17,198	110
*	American Safety Insurance
	Holdings, Ltd.	9,400	108
*	The St. Joe Co.	6,100	102
	Lincoln National Corp.	13,600	91
	National Western Life
	Insurance Co. Class A	800	90
*	Penson Worldwide, Inc.	12,480	80
	Ramco-Gershenson
	Properties Trust REIT	11,763	76
	Public Storage, Inc. REIT	1,300	72
	Douglas Emmett, Inc. REIT	9,700	72
	Prospect Energy Corp.	8,400	72
	WSFS Financial Corp.	3,145	70
	Oriental Financial Group Inc.	14,300	70
*	Argo Group
	International Holdings	2,250	68
	Plum Creek Timber Co. Inc. REIT	2,300	67

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Vornado Realty Trust REIT	1,830	61
	Sanders Morris Harris
	Group Inc.	15,000	58
	First Financial Holdings, Inc.	7,612	58
	Jefferies Group, Inc.	4,200	58
*	Encore Capital Group, Inc.	12,500	57
	Mainsource Financial
	Group, Inc.	6,700	54
	Apartment Investment &
	Management Co.
	Class A REIT	9,100	50
	Bank Mutual Corp.	5,500	50
	Winthrop Realty Trust REIT	7,200	50
	Cedar Shopping
	Centers, Inc. REIT	26,700	46
	Southwest Bancorp, Inc.	4,510	42
	U-Store-It Trust REIT	20,700	42
	Agree Realty Corp. REIT	2,600	41
	Citigroup Inc.	16,091	41
	Huntington Bancshares Inc.	24,300	40
	Associated Estates
	Realty Corp. REIT	6,400	36
	Old Second Bancorp, Inc.	5,636	36
*	Hallmark Financial
	Services, Inc.	4,800	33
	Wilshire Bancorp Inc.	6,176	32
	First Industrial Realty
	Trust REIT	11,300	28
	One Liberty
	Properties, Inc. REIT	6,700	24
*	Stratus Properties Inc.	3,660	22
	Southside Bancshares, Inc.	1,040	20
	Home Properties, Inc. REIT	500	15
	Equity Residential REIT	800	15
	The Hanover Insurance
	Group Inc.	400	11
*	CNA Surety Corp.	600	11
*	Investment Technology Group, Inc.	300	8
			73,815
Health Care (15.6%)
	Pfizer Inc.	945,350	12,876
*	Amgen Inc.	228,900	11,335
	Johnson & Johnson	159,100	8,369
	Wyeth	87,590	3,770
*	Forest Laboratories, Inc.	136,600	3,000
	Merck & Co., Inc.	99,001	2,648
	Bristol-Myers Squibb Co.	107,460	2,355
	Eli Lilly & Co.	65,900	2,202
*	Thermo Fisher Scientific, Inc.	47,600	1,698
	Cardinal Health, Inc.	47,400	1,492
*	Life Technologies Corp.	42,466	1,379
	McKesson Corp.	38,500	1,349
*	King Pharmaceuticals, Inc.	159,630	1,129
*	Mylan Inc.	83,500	1,120
*	Watson Pharmaceuticals, Inc.	34,997	1,089

			Market
			Value•
		Shares	($000)
*	Humana Inc.	41,460	1,081
*	Health Net Inc.	63,900	925
*	AMERIGROUP Corp.	33,300	917
	Covidien Ltd.	23,800	791
*	Community Health
	Systems, Inc.	47,700	732
	Omnicare, Inc.	26,180	641
	Beckman Coulter, Inc.	11,510	587
	Cooper Cos., Inc.	22,041	583
	PerkinElmer, Inc.	43,600	557
*	WellPoint Inc.	11,077	421
	AmerisourceBergen Corp.	11,700	382
	UnitedHealth Group Inc.	18,100	379
*	Biogen Idec Inc.	7,000	367
	Teleflex Inc.	8,144	318
*	Coventry Health Care Inc.	24,010	311
*	CONMED Corp.	21,505	310
	Invacare Corp.	17,722	284
*	Kindred Healthcare, Inc.	18,400	275
*	DaVita, Inc.	6,100	268
*	Express Scripts Inc.	4,400	203
*	LifePoint Hospitals, Inc.	9,140	191
*	Par Pharmaceutical Cos. Inc.	20,000	189
*	Endo Pharmaceuticals
	Holdings, Inc.	9,100	161
*	Cantel Medical Corp.	8,944	115
*	Lincare Holdings, Inc.	3,300	72
*	RehabCare Group, Inc.	3,520	61
	Quest Diagnostics, Inc.	1,200	57
*	HealthSouth Corp.	5,400	48
*	Healthspring, Inc.	5,200	43
*	Gentiva Health Services, Inc.	2,512	38
*	ViroPharma Inc.	3,600	19
*	AMN Healthcare Services, Inc.	2,000	10
*	Sirona Dental Systems Inc.	490	7
			67,154
Industrials (6.8%)
	General Electric Co.	794,000	8,027
	General Dynamics Corp.	126,840	5,275
	L-3 Communications Holdings, Inc.	23,700	1,607
	Ryder System, Inc.	36,800	1,042
	United Technologies Corp.	19,800	851
*	EMCOR Group, Inc.	47,100	809
	Manpower Inc.	18,600	586
	Skywest, Inc.	45,500	566
	Waste Management, Inc.	21,800	558
	Norfolk Southern Corp.	15,800	533
	Trinity Industries, Inc.	52,900	484
	Raytheon Co.	11,500	448
	Northrop Grumman Corp.	9,900	432
	Granite Construction Co.	11,130	417
*	United Stationers, Inc.	14,470	406
	Flowserve Corp.	7,200	404
*	Alliant Techsystems, Inc.	4,800	322
	KBR Inc.	21,400	296

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Universal Forest
	Products, Inc.	10,900	290
	Comfort Systems USA, Inc.	27,480	285
*	AGCO Corp.	14,500	284
*	EnPro Industries, Inc.	15,820	271
	Encore Wire Corp.	12,000	257
*	Republic Airways
	Holdings Inc.	37,900	246
	The Timken Co.	16,900	236
*	Beacon Roofing Supply, Inc.	17,498	234
*	Perini Corp.	18,300	225
*	Aecom Technology Corp.	8,600	224
*	GeoEye Inc.	10,950	216
	Deluxe Corp.	21,600	208
*	WESCO International, Inc.	10,000	181
	Armstrong Worldwide
	Industries, Inc.	14,040	155
*	Atlas Air Worldwide
	Holdings, Inc.	8,690	151
	Aircastle Ltd.	32,400	151
	Apogee Enterprises, Inc.	12,980	143
	Ameron International Corp.	2,500	132
	Gibraltar Industries Inc.	27,667	131
*	Saia, Inc.	10,900	130
*	GrafTech International Ltd.	20,700	128
*	ICF International, Inc.	5,500	126
	NACCO Industries, Inc.
	Class A	4,500	122
*	URS Corp.	3,000	121
*	Michael Baker Corp.	4,200	109
	Acuity Brands, Inc.	4,100	92
*	Force Protection, Inc.	19,190	92
*	Esterline Technologies Corp.	4,200	85
*	H&E Equipment
	Services, Inc.	12,600	83
*	TBS International Ltd.	11,200	82
	Dover Corp.	3,100	82
	Standex International Corp.	8,600	79
*	Volt Information Sciences Inc.	11,800	78
*	AAR Corp.	6,100	76
*	M&F Worldwide Corp.	6,000	70
	Pitney Bowes, Inc.	2,800	65
*	EnerSys	4,600	56
*	Hurco Cos., Inc.	5,200	55
	Twin Disc, Inc.	6,400	44
*	Columbus McKinnon Corp.	4,670	41
*	Waste Services, Inc.	9,400	40
	The Standard Register Co.	8,100	37
*	United Rentals, Inc.	8,500	36
	ITT Industries, Inc.	900	35
*	Trex Co., Inc.	4,200	32
*	Alaska Air Group, Inc.	1,750	31
*	Corrections Corp. of America	2,400	31
	Textainer Group Holdings Ltd.	4,500	30
	Viad Corp.	1,600	23

			Market
			Value•
		Shares	($000)
*	LMI Aerospace, Inc.	2,800	20
	Knoll, Inc.	2,800	17
*	Hawaiian Holdings, Inc.	4,600	17
	International Shipholding Corp.	800	16
*	Cornell Cos., Inc.	900	15
*	Sterling Construction Co., Inc.	500	9
	TAL International Group, Inc.	230	2
			29,290
Information Technology (4.8%)
*	Computer Sciences Corp.	110,600	4,075
	CA, Inc.	140,500	2,474
*	QLogic Corp.	116,900	1,300
*	Lexmark International, Inc.	63,800	1,076
*	IAC/InterActiveCorp	50,900	775
*	Convergys Corp.	93,300	754
*	Skyworks Solutions, Inc.	86,200	695
*	Arris Group Inc.	83,200	613
	Intel Corp.	40,700	613
*	CACI International, Inc.	16,200	591
*	Symantec Corp.	36,400	544
*	Tekelec	38,600	511
	Fair Isaac, Inc.	32,995	464
	Black Box Corp.	15,213	359
*	Compuware Corp.	51,800	341
*	Avocent Corp.	27,812	338
*	Multi-Fineline Electronix, Inc.	19,300	325
*	Western Digital Corp.	15,700	304
*	Brocade Communications
	Systems, Inc.	85,610	295
*	Coherent, Inc.	16,100	278
*	Sybase, Inc.	9,100	276
*	JDA Software Group, Inc.	20,900	241
	Diebold, Inc.	11,100	237
*	CSG Systems
	International, Inc.	15,906	227
	United Online, Inc.	50,600	226
*	SYNNEX Corp.	11,000	216
	International Business Machines Corp.	2,000	194
*	Ceva, Inc.	23,700	173
*	DST Systems, Inc.	4,285	148
*	NCR Corp.	17,100	136
*	Ciber, Inc.	44,673	122
*	Digi International, Inc.	15,700	120
	Hewlett-Packard Co.	3,600	115
*	Anaren, Inc.	10,000	109
*	Adaptec, Inc.	41,319	99
*	infoGROUP, Inc.	23,523	98
	IXYS Corp.	11,600	94
	CTS Corp.	24,900	90
*	CPI International, Inc.	9,128	86
*	Ness Technologies Inc.	26,500	78
*	Quest Software, Inc.	5,790	73
*	Tech Data Corp.	3,300	72
*	Teradata Corp.	4,000	65
*	EMC Corp.	5,600	64

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	MTS Systems Corp.	2,700	61
*	Synopsys, Inc.	2,800	58
*	SAIC, Inc.	3,000	56
*	Cirrus Logic, Inc.	13,800	52
*	Measurement
	Specialties, Inc.	11,990	49
*	Parametric
	Technology Corp.	4,900	49
*	Gerber Scientific, Inc.	17,570	42
*	OSI Systems Inc.	2,600	40
*	Wright Express Corp.	1,970	36
*	PC Connection, Inc.	7,800	30
*	NetScout Systems, Inc.	3,800	27
*	ScanSource, Inc.	1,200	22
*	EMS Technologies, Inc.	1,170	20
*	Super Micro Computer Inc.	3,000	15
*	Novell, Inc.	1,910	8
*	PC Mall, Inc.	1,700	8
*	Insight Enterprises, Inc.	700	2
			20,659
Materials (1.6%)
	Olin Corp.	75,300	1,075
	E.I. du Pont
	de Nemours & Co.	47,500	1,061
	Compass Minerals
	International, Inc.	14,914	841
	Rock-Tenn Co.	16,100	435
	FMC Corp.	8,900	384
	Koppers Holdings, Inc.	24,900	362
	Sealed Air Corp.	24,410	337
	Glatfelter	52,600	328
	Carpenter Technology Corp.	22,000	311
	Celanese Corp. Series A	20,000	267
	Innophos Holdings Inc.	20,755	234
	Dow Chemical Co.	23,100	195
	United States Steel Corp.	9,100	192
	Schweitzer-Mauduit International, Inc.	9,825	181
*	OM Group, Inc.	9,100	176
	Eastman Chemical Co.	5,500	147
	Scotts Miracle-Gro Co.	3,277	114
	Ball Corp.	1,800	78
*	Buckeye Technology, Inc.	32,941	70
	Olympic Steel, Inc.	2,000	30
	A.M. Castle & Co.	3,380	30
	Innospec, Inc.	7,800	29
*	Bway Holding Co.	1,600	13
			6,890
Other (0.1%)
2	Miscellaneous Securities		290

Telecommunication Services (7.7%)
	Verizon Communications Inc.	494,202	14,925
	AT&T Inc.	482,610	12,162
	Embarq Corp.	58,449	2,212
	CenturyTel, Inc.	70,400	1,980

			Market
			Value•
		Shares	($000)
	Qwest Communications
	International Inc.	414,490	1,417
	Windstream Corp.	27,992	226
	Atlantic Tele-Network, Inc.	6,600	126
	Consolidated Communications
	Holdings, Inc.	6,310	65
*	Premiere Global Services, Inc.	6,800	60
*	General Communication, Inc.	7,750	52
			33,225
Utilities (8.9%)
	PG&E Corp.	141,300	5,400
	Edison International	153,711	4,428
	Xcel Energy, Inc.	214,069	3,988
	CMS Energy Corp.	175,200	2,074
	MDU Resources Group, Inc.	118,000	1,905
	NiSource, Inc.	185,810	1,821
	Alliant Energy Corp.	71,900	1,775
	Pepco Holdings, Inc.	126,852	1,583
	Pinnacle West Capital Corp.	54,080	1,436
	CenterPoint Energy Inc.	121,400	1,266
	FPL Group, Inc.	23,000	1,167
*	NRG Energy, Inc.	65,710	1,157
	Southern Co.	36,600	1,121
	NV Energy Inc.	108,000	1,014
	FirstEnergy Corp.	22,900	884
	Dominion Resources, Inc.	25,300	784
	Sempra Energy	15,524	718
*	Mirant Corp.	60,200	686
	Portland General Electric Co.	36,850	648
	UniSource Energy Corp.	22,600	637
	American Electric
	Power Co., Inc.	23,300	589
	NorthWestern Corp.	20,810	447
	IDACORP, Inc.	16,740	391
	Atmos Energy Corp.	15,800	365
	Entergy Corp.	5,300	361
	Exelon Corp.	7,400	336
	Vectren Corp.	14,900	314
	DTE Energy Co.	10,000	277
	SCANA Corp.	8,900	275
	Southwest Gas Corp.	11,000	232
	UGI Corp. Holding Co.	9,300	220
			38,299
Total Common Stocks
(Cost $561,459)			407,857
Temporary Cash Investments (5.7%)[1]
Money Market Fund (4.7%)
3,4	Vanguard Market Liquidity
	Fund, 0.440% 20,310,029		20,310

U.S. Value Fund

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (1.0%)
5,6	Federal Home Loan
	Mortgage Corp.,
	1.206%, 4/30/09	100	100
5,6	Federal Home Loan
	Mortgage Corp.,
	0.597%, 8/24/09	2,000	1,998
5,6	Federal Home Loan
	Mortgage Corp.,
	0.592%, 8/26/09	2,000	1,997
			4,095
Total Temporary Cash Investments
(Cost $24,400)			24,405
Total Investments (100.7%)
(Cost $585,859)			432,262
Other Assets and Liabilities (–0.7%)
Other Assets			2,632
Liabilities[4]			(5,577)
			(2,945)
Net Assets (100%)
Applicable to 64,225,017 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			429,317
Net Asset Value Per Share			$6.68

At March 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	827,203
Undistributed Net Investment Income	444
Accumulated Net Realized Losses	(246,534)
Unrealized Appreciation (Depreciation)
Investment Securities	(153,597)
Futures Contracts	1,801
Net Assets	429,317

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $311,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.2% and 1.5%, respectively, of net assets.

2 Securities representing up to 5% of the market value of unaffiliated securities are permitted to be combined and reported as “miscellaneous securities” provided that they have been held for less than one year and not previously reported by name.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Includes $332,000 of collateral received for securities on loan.

5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

6 Securities with a value of $4,095,000 have been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Fund

Statement of Operations

Six Months Ended
March 31, 2009
($000)
Investment Income
Income
Dividends	8,309
Interest[1]	176
Security Lending	51
Total Income	8,536
Expenses
Investment Advisory Fees—Note B
Basic Fee	554
Performance Adjustment	218
The Vanguard Group—Note C
Management and Administrative	428
Marketing and Distribution	94
Custodian Fees	3
Auditing Fees	1
Shareholders’ Reports	10
Trustees’ Fees and Expenses	1
Total Expenses	1,309
Net Investment Income	7,227
Realized Net Gain (Loss)
Investment Securities Sold	(185,089)
Futures Contracts	(12,820)
Realized Net Gain (Loss)	(197,909)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(60,985)
Futures Contracts	3,172
Change in Unrealized Appreciation (Depreciation)	(57,813)
Net Increase (Decrease) in Net Assets Resulting from Operations	(248,495)

1 Interest income from an affiliated company of the fund was $139,000.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,227	21,300
Realized Net Gain (Loss)	(197,909)	(44,307)
Change in Unrealized Appreciation (Depreciation)	(57,813)	(204,944)
Net Increase (Decrease) in Net Assets Resulting from Operations	(248,495)	(227,951)
Distributions
Net Investment Income	(19,124)	(27,530)
Realized Capital Gain[1]	—	(118,774)
Total Distributions	(19,124)	(146,304)
Capital Share Transactions
Issued	56,681	102,966
Issued in Lieu of Cash Distributions	17,794	129,634
Redeemed	(104,619)	(537,514)
Net Increase (Decrease) from Capital Share Transactions	(30,144)	(304,914)
Total Increase (Decrease)	(297,763)	(679,169)
Net Assets
Beginning of Period	727,080	1,406,249
End of Period[2]	429,317	727,080

1 Includes fiscal 2008 short-term gain distributions totaling $47,667,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $444,000 and $12,341,000.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Fund

Financial Highlights

	Six
	Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.64	$15.41	$14.55	$14.36	$12.82	$10.82
Investment Operations
Net Investment Income	.128	.270[1]	.330	.280	.280	.190
Net Realized and Unrealized Gain (Loss)
on Investments	(3.790)	(3.180)	1.170	1.070	1.460	1.990
Total from Investment Operations	(3.662)	(2.910)	1.500	1.350	1.740	2.180
Distributions
Dividends from Net Investment Income	(.298)	(.350)	(.230)	(.280)	(.200)	(.180)
Distributions from Realized Capital Gains	—	(1.510)	(.410)	(.880)	—	—
Total Distributions	(.298)	(1.860)	(.640)	(1.160)	(.200)	(.180)
Net Asset Value, End of Period	$6.68	$10.64	$15.41	$14.55	$14.36	$12.82

Total Return[2]	–34.77%	–20.65%	10.52%	9.93%	13.65%	20.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$429	$727	$1,406	$1,394	$994	$787
Ratio of Total Expenses to
Average Net Assets[3]	0.53%[4]	0.37%	0.33%	0.39%	0.39%	0.49%
Ratio of Net Investment Income to
Average Net Assets	2.90%[4]	2.18%	2.09%	2.09%	2.08%	1.61%
Portfolio Turnover Rate	79%[4]	86%	114%	57%	52%	56%

1 Calculated based on average shares outstanding.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of 0.09%, (0.02%), (0.09%), (0.09%), (0.08%), and 0.00%.

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008) and for the period ended March 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

U.S. Value Fund

B. AXA Rosenberg Investment Management LLC provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AXA Rosenberg Investment Management LLC is subject to quarterly adjustments based on performance since June 30, 2007, relative to the Russell 3000 Value Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $133,000 for the six months ended March 31, 2009.

For the six months ended March 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before an increase of $218,000 (0.09%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2009, the fund had contributed capital of $113,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2008, the fund had available realized losses of $49,561,000 to offset future net capital gains through September 30, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2009, the cost of investment securities for tax purposes was $585,859,000. Net unrealized depreciation of investment securities for tax purposes was $153,597,000, consisting of unrealized gains of $13,387,000 on securities that had risen in value since their purchase and $166,984,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2009, the aggregate settlement value of open futures contracts expiring in June 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	90	17,883	1,802
E-mini S&P 500 Index	1	40	(1)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

U.S. Value Fund

E. During the six months ended March 31, 2009, the fund purchased $199,087,000 of investment securities and sold $248,437,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2009	September 30, 2008
	Shares	Shares
	(000)	(000)
Issued	7,366	8,315
Issued in Lieu of Cash Distributions	2,326	10,404
Redeemed	(13,818)	(41,601)
Net Increase (Decrease) in Shares Outstanding	(4,126)	(22,882)

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	428,167	1,801
Level 2—Other significant observable inputs	4,095	—
Level 3—Significant unobservable inputs	—	—
Total	432,262	1,801

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	9/30/2008	3/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$652.28	$2.18
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.29	2.67

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.53%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard U.S. Value Fund has renewed the fund’s investment advisory arrangements with AXA Rosenberg Investment Management LLC and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services provided by the advisors since the firms began managing portions of the fund, and took into account the organizational depth and stability of each advisor. The board noted that:

• AXA Rosenberg Investment Management. AXA Rosenberg, founded in 1985, is an independently operated subsidiary of the AXA Group. AXA Rosenberg employs an investment philosophy grounded in fundamental analysis using a two-part quantitative model: a valuation model and an earnings-forecast model. The valuation model compares the current price of a company’s stock with its fair value calculated through an independent asset appraisal. The earnings-forecast model uses a mix of fundamental indicators and market data to identify companies that appear likely to have superior year-ahead earnings. The two models are combined to develop an individual predicted return for each company. A portfolio optimized against the Russell 3000 Value Index is the result.

• The Vanguard Group. Vanguard has been managing investments for more than 25 years.

George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985, and has led the Quantitative Equity Group since 1987. Joel M. Dickson, head of Active Quantitative Equity Management and principal of Vanguard, has direct oversight responsibility for all active quantitative equity portfolios managed by the Quantitative Equity Group. He has managed investment portfolios since 2003 and has been with Vanguard since 1996. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangements.

Investment performance

The board considered the performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that since AXA Rosenberg began managing a portion of the fund in 2007 and Vanguard began managing a portion of the fund in 2008, the fund has performed in line with expectations and its results have been consistent with its investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of AXA Rosenberg in determining whether to approve the advisory fee, because AXA Rosenberg is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for AXA Rosenberg. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by AXA Rosenberg increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Chairman
John J. Brennan[1]	and Chief Executive Officer of Rohm and Haas Co.
Born 1954. Trustee Since May 1987. Chairman of	(chemicals); President of Rohm and Haas Co.
the Board. Principal Occupation(s) During the Past Five	(2006–2008); Board Member of American Chemistry
Years: Chairman of the Board and Director/Trustee of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., and of each of the investment	manufacturing and services) and Hewlett-Packard Co.
companies served by The Vanguard Group; Chief	(electronic computer manufacturing); Trustee of The
Executive Officer and President of The Vanguard Group	Conference Board.
and of each of the investment companies served by The
Vanguard Group (1996–2008).
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Independent Trustees	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for North	Johnson (pharmaceuticals/consumer products); Vice
America and Corporate Vice President of Xerox	President and Chief Information Officer (1997–2005)
Corporation (photocopiers and printers); Director of	of Johnson & Johnson; Director of the University
SPX Corporation (multi-industry manufacturing), the	Medical Center at Princeton and Women’s Research
United Way of Rochester, the Boy Scouts of America,	and Education Institute.
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Director of The Vanguard
Dean, and Director of Faculty Recruiting, Harvard	Group, Inc., since 2008; Chief Executive Officer and
Business School; Director and Chairman of UNX, Inc.	President of The Vanguard Group and of each of the
(equities trading firm); Chair of the Investment	investment companies served by The Vanguard Group
Committee of HighVista Strategies LLC (private	since 2008; Director of Vanguard Marketing Corporation;
investment firm).	Managing Director of The Vanguard Group (1995–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, Chief Executive Officer, and Director of	Director of The Vanguard Group, Inc., since 2006;
NACCO Industries, Inc. (forklift trucks/housewares/	General Counsel of The Vanguard Group since 2005;
lignite); Director of Goodrich Corporation (industrial	Secretary of The Vanguard Group and of each of the
products/aircraft systems and services).	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
J. Lawrence Wilson	of The Vanguard Group (1997–2006).
Born 1936. Trustee Since April 1985. Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and	Vanguard Senior Management Team
Haas Co. (chemicals); Director of Cummins Inc. (diesel
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of	R. Gregory Barton	Michael S. Miller
Culver Educational Foundation.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter
Executive Officers

Founder
Thomas J. Higgins[1]
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five	John C. Bogle
Years: Principal of The Vanguard Group, Inc.; Chief	Chairman and Chief Executive Officer, 1974–1996
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and	Public Reference Section, Securities and Exchange
any related funds.	Commission, Washington, DC 20549-0102.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1242 052009

Vanguard Capital Value Fund Semiannual Report

March 31, 2009

>	During the six months ended March 31, stocks continued to face stiff headwinds from credit-market turmoil and the global economic slowdown.
>	Vanguard Capital Value Fund posted a six-month return of about –27%, disappointing but somewhat better than the average return of peer funds.
>

A lighter weighting and careful selection in the struggling financial sector, along with successful stock picking in various industries, aided the fund’s performance relative to that of the benchmark index.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	6
Fund Profile	8
Performance Summary	9
Financial Statements	10
About Your Fund’s Expenses	20
Trustees Approve Advisory Agreement	22
Glossary	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Capital Value Fund	VCVLX	–26.53%
Russell 3000 Value Index		–35.60
Average Multi-Cap Value Fund[1]		–31.71

Your Fund’s Performance at a Glance
September 30, 2008–March 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Value Fund	$6.75	$4.88	$0.079	$0.000

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

Vanguard Capital Value Fund finished the six months ended March 31, 2009, with a disappointing return of about –27%. However, amid one of the fiercest bear markets in memory, the fund fared somewhat better than its benchmark index and its peer group.

The fund’s value orientation led it to hold many stocks in the beleaguered financial sector, and some of those holdings proved to be successful counterweights to the downward pull of the market, where every sector saw steep losses.

Extreme distress dappled with glimmers of hope

The six months ended March 31 witnessed extreme distress in global stock markets, with both U.S. and international stocks returning about –31%. The financial sector continued to struggle, prompting regulators in the United States and abroad to take ever more aggressive actions to help the big banks fortify their fragile balance sheets.

Even as the gloom intensified, a few signs of recovery appeared on the horizon. Toward the end of the period, the swift contraction in manufacturing activity seemed to lessen. And throughout the six months, news from the housing sector seemed to improve. From their lows in early March through the end of the period, global stock markets generated a double-digit return.

2

Credit-market turmoil provoked dramatic response

Developments in the fixed income market were, if anything, even more unusual. In the months after the September collapse of Lehman Brothers, a major presence in the bond market, the trading of corporate bonds came to a near standstill as investors stampeded into U.S. Treasury bonds—considered the safest, most liquid credits—driving prices higher and yields lower. The difference between the yields of Treasuries and corporate bonds surged to levels not seen since the 1930s.

The Federal Reserve Board responded to the credit-market and economic crises with a dramatic easing of monetary policy, reducing its target for short-term interest rates to an all-time low of 0% to 0.25%.

The Fed also created new programs designed to bring borrowers and lenders back to the market. For the six-month period, the Barclays Capital U.S. Aggregate Bond Index returned 4.70% on the strength of Treasuries and other government-backed bonds. The broad municipal bond market returned 5.00%.

High volatility brought peril as well as opportunity

The Capital Value Fund’s advisor, Wellington Management Company, focuses on stocks that have fallen out of favor with investors but that, in the manager’s judgment, will provide superior performance over time. At a time when large financial companies faced historic

Market Barometer
			Total Returns
		Periods Ended March 31, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–30.59%	–38.27%	–4.54%
Russell 2000 Index (Small-caps)	–37.17	–37.50	–5.24
Dow Jones Wilshire 5000 Index (Entire market)	–30.72	–37.69	–4.24
MSCI All Country World Index ex USA (International)	–30.54	–46.18	–0.24

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	4.70%	3.13%	4.13%
Barclays Capital Municipal Bond Index	5.00	2.27	3.21
Citigroup 3-Month Treasury Bill Index	0.30	1.13	3.06

CPI
Consumer Price Index	–2.78%	–0.38%	2.57%

1 Annualized.

3

pressures and their stocks fluctuated wildly, the fund’s advisor saw bargains in the industry.

These extremes in the financial sector led to unusually high levels of portfolio turnover as the fund manager sought to seize on opportunities in an industry experiencing dramatic change. The fund’s financial holdings lost significant ground, but nevertheless held up much better than those in the index.

Though less extreme, volatility was also marked in other sectors of the market. In health care, for example, top-ten holding Elan tumbled as the biotech company faced a class action lawsuit. Energy stocks also pulled back sharply, putting pressure on fund performance.

The fund enjoyed strong performance from a handful of holdings in a variety of industries; for example, shares of the pharmaceutical company Wyeth rose sharply after it agreed to be bought by Pfizer.

A long-term focus is more important than ever

With the stock market experiencing one of its most difficult periods in decades, it is small comfort that the Capital Value Fund lost less than its peer funds. More important, long-term investors can remind themselves that the impact of shorter-term performance, while painful at times, can diminish as economic cycles run their course and markets recover.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Multi-Cap
	Fund	Value Fund
Capital Value Fund	0.52%	1.27%

1 The fund expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund's current net assets. For the six months ended March 31, 2009, the annualized expense ratio was 0.45%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

Capital Value’s concentrated, aggressive approach often produces steeper ups and downs than those experienced by more diversified funds. Over longer periods, however, we believe that the fund, with its eye on longer-term results, can play a productive role in a well-diversified investment program that includes a broad mix of stocks, bonds, and short-term reserves.

We appreciate your continued confidence in Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

April 14, 2009

5

Advisor’s Report

Our investment philosophy

Our investment approach involves identifying both stocks that possess considerable upside potential because of compelling valuation characteristics and catalysts that we believe could unlock that potential within a 12- to 18-month time horizon. We often employ a contrarian approach that seeks to exploit inefficiencies in the market. We attempt to anticipate change, both positive and negative, that could affect our investment thesis. We believe that in the short term the markets can be quite irrational, and so our trading activity attempts to capture some of the resulting anomalies. We do not attempt to mimic any index; instead, our goal is to substantially outperform the market in the intermediate to longer term.

In these very challenging and unpredictable economic times, we place even greater emphasis on valuation metrics, as predicting business momentum is very tricky in the short term. That is not to say that we look only at traditional value havens to find cheap stocks. More than six months ago we emphasized many faster-growing companies whose valuations had become extremely compelling both in absolute terms and in relation to their underlying growth rates. That focus benefited the fund in the past six months as “growth” stocks bested “value” stocks significantly. More recently, however, we have allocated a larger portion of the portfolio to traditional value sectors where the risk/reward trade-off has become increasingly attractive.

We continue to operate in a market environment that is as volatile and unpredictable as any I have seen in my more than 20 years in the investment business. Economic data is extremely weak. The outlook for many companies is unclear. Some worry that we are on the verge of an economic depression. The market does not like uncertainty, and the financial contagion that has seized global markets is causing considerable dislocations. But these dislocations also bring opportunity. Our turnover has increased in recent months as we attempt to take advantage of the violent swings in the market.

Our performance

In the past six months, stock market returns have been extremely disappointing. The global economy is in disarray. Consumers are worrying about job security and are spending less. Capital goods orders across the globe have dried up. Lending standards have become much more rigid, and credit is harder to come by. Unemployment rates are soaring, and economies are contracting. The U.S. government has sent confusing and mixed messages to the market about its plan to fix the banking system and the role it will play in the economy. Each of these factors has pressured the markets intensely. More recently, however, the market has shown a willingness to discount much of the bad news and embrace the stimulative fiscal and monetary actions taken both here and abroad. There are early, but tentative, signs that the economic downturn may be nearing a bottom. Stresses in the credit markets are beginning to ease.

6

Against this backdrop, the fund returned about –27% over the past six months. This performance was disappointing on an absolute basis, but relatively better than that of the Dow Jones Wilshire 5000 Index, which sustained a loss of about –31% over the same period, and substantially ahead of the Russell 3000 Value Index, a measure of stocks with low price/earnings and price/book multiples.

Our better relative performance was primarily the result of our emphasis on the leading institutions in financials, even though the overall sector fell by more than 50% on an absolute basis. We avoided the most toxic names in the group and took advantage of the enormous volatility in the sector. On several occasions, we added to our holdings when sentiment was at its worst and reduced our commitment as sentiment subsequently improved. Compared with the broad market, consumer staples and information technology were among the largest detractors for the period, a result primarily of the fund’s below-benchmark commitments to these sectors.

Our outlook and strategy

The tenor of the market has improved considerably since the market reached a multiyear low in early March. We are hopeful that much of the dreadful economic news and very weak corporate earnings outlooks are fully discounted by the market. In our opinion, valuations have become too cheap to be sustained at today’s levels as long as normal economic cycles persist in the future, even though this economic downturn will be more severe than most.

When we select stocks for the portfolio, we seek both better-than-average valuation characteristics and faster-than-average growth. Our portfolio continues to meet both objectives, with an increasing emphasis on valuation. For example, the portfolio had a price-to-earnings ratio and a price-to-book ratio considerably below those of the broad market as measured by the Dow Jones Wilshire 5000 Index, while the five-year forecasted growth rate of the portfolio was modestly above that of the index.

We continue to like financials, and relative to the broad market, we remain overweight in the sector. But we have reduced our holdings following recent strong gains in many of our positions. We have shifted more of the assets into cyclical stocks as we believe that the economy is close to bottoming. Our emphasis has been on adding exposure in the energy, basic materials, and industrials sectors. We do worry that the extremely loose monetary policy of the Federal Reserve will ultimately lead to higher inflation down the road. Yet we believe that energy and basic materials stocks will be among the biggest beneficiaries if inflationary fears reemerge in the coming years.

We believe that our performance has turned for the better, and we hope that the absolute return of the fund will start to recoup some of the losses that we have experienced recently.

Peter I. Higgins, CFA, Senior Vice President

Wellington Management Company, LLP

April 8, 2009

7

Capital Value Fund

Fund Profile

As of March 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	72	1,926	4,489
Median Market Cap	$10.6B	$23.5B	$22.3B
Price/Earnings Ratio	9.9x	16.8x	15.0x
Price/Book Ratio	1.2x	1.2x	1.7x
Yield[3]	0.7%	3.4%	2.7%
Return on Equity	30.5%	17.6%	20.2%
Earnings Growth Rate	22.4%	8.6%	15.0%
Foreign Holdings	25.9%	0.0%	0.0%
Turnover Rate[4]	413%	—	—
Expense Ratio[5]	0.52%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	4.5%	8.7%	9.4%
Consumer Staples	1.5	9.6	11.2
Energy	16.2	16.5	12.3
Financials	18.1	21.7	13.1
Health Care	17.0	13.7	14.6
Industrials	20.8	8.2	10.0
Information Technology	6.6	4.1	17.7
Materials	9.7	3.3	3.7
Telecommunication
Services	3.6	6.8	3.6
Utilities	2.0	7.4	4.4

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.80	0.86
Beta	1.13	1.22

Ten Largest Holdings[7] (% of total net assets)

Delta Air Lines Inc.	airlines	5.6%
Elan Corp. PLC ADR	pharmaceuticals	4.4
MetroPCS	wireless
Communications Inc.	telecommunication
	services	3.6
Cliffs Natural
Resources Inc.	steel	3.3
First Solar, Inc.	electrical components
	and equipment	3.1
Bank of America Corp.	diversified financial
	services	2.7
Buck Holdings, LP,	general
Private Placement Shares	merchandise stores	2.7
Discover Financial Services	consumer finance	2.6
Merck & Co., Inc.	pharmaceuticals	2.5
Wells Fargo & Co.	diversified banks	2.3
Top Ten		32.8%

Investment Focus

1 Russell 3000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 Annualized.

5 The expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratio was 0.45%.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7 The holdings listed exclude any temporary cash investments and equity index products.

8

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2001–March 31, 2009

Average Annual Total Returns: Periods Ended March 31, 2009
				Since
	Inception Date	One Year	Five Years	Inception
Capital Value Fund[2]	12/17/2001	–42.40%	–8.87%	–5.26%

1 Six months ended March 31, 2009.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

9

Capital Value Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.2%)
Consumer Discretionary (4.5%)
*,1	Buck Holdings, LP,
	Private Placement Shares	4,130,622	6,774
	Nordstrom, Inc.	154,400	2,586
	Staples, Inc.	112,500	2,038
	Comcast Corp. Class A	7,530	103
			11,501
Consumer Staples (1.5%)
	CVS Caremark Corp.	91,400	2,513
	Chaoda Modern
	Agriculture Holdings Ltd.	2,303,876	1,373
			3,886
Energy (16.3%)
	Hess Corp.	104,000	5,637
	OAO
	Gazprom-Sponsored ADR	344,150	5,100
	Suncor Energy, Inc.
	(New York Shares)	219,240	4,869
*	Weatherford
	International Ltd.	425,800	4,714
*	National Oilwell Varco Inc.	143,100	4,108
	Petroleo Brasileiro SA ADR	134,200	4,089
	Petro-Canada
	(New York Shares)	152,300	4,048
	Schlumberger Ltd.	62,500	2,539
^	Cameco Corp.	134,270	2,305
	XTO Energy, Inc.	63,800	1,954
	CONSOL Energy, Inc.	67,920	1,714
*	Lundin Petroleum AB	83,353	452
			41,529
Financials (18.1%)
	Bank of America Corp.	1,010,267	6,890
	Discover Financial Services	1,035,200	6,532
	Wells Fargo & Co.	418,710	5,962
	JPMorgan Chase & Co.	197,000	5,236
	Deutsche Boerse AG	67,300	4,038
2	Solar Cayman Ltd.
	Private Placement	370,800	3,540
	Julius Baer Holding, Ltd.	131,500	3,231

			Market
			Value•
		Shares	($000)
	The Goldman Sachs
	Group, Inc.	29,600	3,138
	PNC Financial
	Services Group	85,600	2,507
	Standard Chartered PLC	200,500	2,490
	MetLife, Inc.	67,100	1,528
	Capital One Financial Corp.	94,700	1,159
			46,251
Health Care (17.0%)
*	Elan Corp. PLC ADR	1,686,930	11,201
	Merck & Co., Inc.	242,100	6,476
^	China Medical
	Technologies, Inc.-ADR	322,200	4,437
*	Impax Laboratories, Inc.	829,200	4,345
*	Intuitive Surgical, Inc.	37,860	3,610
	Pfizer Inc.	195,900	2,668
*	Hologic, Inc.	194,000	2,539
	UnitedHealth Group Inc.	107,100	2,242
	Aetna Inc.	86,800	2,112
	PerkinElmer, Inc.	103,800	1,325
*	Charles River
	Laboratories, Inc.	45,100	1,227
*	Novavax Inc.	1,061,300	1,083
	UCB SA	6,880	203
			43,468
Industrials (20.8%)
*	Delta Air Lines Inc.	2,542,145	14,312
*,^	First Solar, Inc.	60,480	8,026
*	SunPower Corp. Class B	237,150	4,696
	Deere & Co.	98,400	3,235
	Cummins Inc.	123,800	3,151
*	Vestas Wind Systems A/S	69,230	3,041
	FedEx Corp.	66,040	2,938
	Eaton Corp.	71,700	2,643
	Ingersoll-Rand Co.	186,800	2,578
	Mitsui & Co., Ltd.	247,010	2,516
*	Terex Corp.	189,000	1,748
	Illinois Tool Works, Inc.	53,400	1,647
*	Monster Worldwide Inc.	184,700	1,505
*	Hansen Transmissions	829,841	1,182

10

Capital Value Fund

			Market
			Value•
		Shares	($000)
	Siemens AG	990	56
			53,274
Information Technology (6.7%)
*	Equinix, Inc.	81,800	4,593
	Seagate Technology	556,990	3,348
*	Research In Motion Ltd.	70,500	3,036
	Western Union Co.	218,800	2,750
*	Cisco Systems, Inc.	129,410	2,170
*	Agilent Technologies, Inc.	73,300	1,127
			17,024
Materials (9.7%)
	Cliffs Natural Resources Inc.	461,100	8,374
	Potash Corp. of
	Saskatchewan, Inc.	58,530	4,730
	Steel Dynamics, Inc.	483,900	4,263
	Arcelor Mittal Class A
	New York Registered Shares	191,000	3,828
	The Mosaic Co.	84,000	3,526
			24,721
Telecommunication Services (3.6%)
*	MetroPCS
	Communications Inc.	541,570	9,250

Utilities (2.0%)
	Exelon Corp.	114,100	5,179
Total Common Stocks
(Cost $287,623)			256,083
Temporary Cash Investments (5.3%)
Money Market Fund (5.1%)
3,4	Vanguard Market Liquidity Fund, 0.440%	13,061,000	13,061

	Face	Market
	Amount	Value•
	($000)	($000)
Repurchase Agreement (0.2%)
Deutsche Bank Securities Inc. 0.250%,
4/1/09 (Dated 3/31/09, Repurchase Value
$500,000, collateralized by Government National
Mortgage Assn. 7.000%, 10/15/36)	500	500
Total Temporary Cash Investments
(Cost $13,561)		13,561
Total Investments (105.5%)
(Cost $301,184)		269,644
Other Assets and Liabilities (–5.5%)
Other Assets		4,891
Liabilities[4]		(19,025)
		(14,134)
Net Assets (100%)
Applicable to 52,369,208 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		255,510
Net Asset Value Per Share		$4.88

11

Capital Value Fund

At March 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	589,787
Undistributed Net Investment Income	41
Accumulated Net Realized Losses	(302,771)
Unrealized Appreciation (Depreciation)
Investment Securities	(31,540)
Foreign Currencies	(7)
Net Assets	255,510

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $12,331,000.

1 Restricted security represents 2.7% of net assets.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the value of this security represented 1.4% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Includes $13,061,000 of collateral received for securities on loan.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Capital Value Fund

Statement of Operations

Six Months Ended
March 31, 2009
($000)
Investment Income
Income
Dividends[1]	2,232
Interest	4
Security Lending	82
Total Income	2,318
Expenses
Investment Advisory Fees—Note B
Basic Fee	294
Performance Adjustment	(101)
The Vanguard Group—Note C
Management and Administrative	328
Marketing and Distribution	55
Custodian Fees	3
Auditing Fees	1
Shareholders’ Reports	8
Total Expenses	588
Expenses Paid Indirectly	(41)
Net Expenses	547
Net Investment Income	1,771
Realized Net Gain (Loss)
Investment Securities Sold	(178,709)
Foreign Currencies	(26)
Realized Net Gain (Loss)	(178,735)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	77,619
Foreign Currencies	2
Change in Unrealized Appreciation (Depreciation)	77,621
Net Increase (Decrease) in Net Assets Resulting from Operations	(99,343)

1 Dividends are net of foreign withholding taxes of $38,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Capital Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,771	4,455
Realized Net Gain (Loss)	(178,735)	(106,819)
Change in Unrealized Appreciation (Depreciation)	77,621	(168,909)
Net Increase (Decrease) in Net Assets Resulting from Operations	(99,343)	(271,273)
Distributions
Net Investment Income	(4,237)	(6,366)
Realized Capital Gain[1]	—	(69,833)
Total Distributions	(4,237)	(76,199)
Capital Share Transactions
Issued	56,741	153,773
Issued in Lieu of Cash Distributions	4,048	71,089
Redeemed	(60,789)	(188,786)
Net Increase (Decrease) from Capital Share Transactions	—	36,076
Total Increase (Decrease)	(103,580)	(311,396)
Net Assets
Beginning of Period	359,090	670,486
End of Period[2]	255,510	359,090

1 Includes fiscal 2008 short-term gain distributions totaling $19,882,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $41,000 and $2,533,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Capital Value Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$6.75	$13.52	$12.40	$11.64	$10.42	$9.05
Investment Operations
Net Investment Income	.034	.090	.160	.120	.120	.090
Net Realized and Unrealized Gain (Loss)
on Investments	(1.825)	(5.304)	2.157	1.215	1.230	1.340
Total from Investment Operations	(1.791)	(5.214)	2.317	1.335	1.350	1.430
Distributions
Dividends from Net Investment Income	(.079)	(.130)	(.130)	(.100)	(.130)	(.060)
Distributions from Realized Capital Gains	—	(1.426)	(1.067)	(.475)	—	—
Total Distributions	(.079)	(1.556)	(1.197)	(.575)	(.130)	(.060)
Net Asset Value, End of Period	$4.88	$6.75	$13.52	$12.40	$11.64	$10.42

Total Return[1]	–26.53%	–42.40%	19.31%	11.77%	12.98%	15.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$256	$359	$670	$437	$427	$410
Ratio of Total Expenses to
Average Net Assets[2]	0.45%[3]	0.45%	0.53%	0.61%	0.59%	0.53%
Ratio of Net Investment Income to
Average Net Assets	1.35%[3]	0.88%	1.23%	1.02%	1.01%	0.95%
Portfolio Turnover Rate	413%[3]	186%	56%	47%	46%	40%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Includes performance-based investment advisory fee increases (decreases) of (0.08%), (0.02%), 0.06%, 0.08%, 0.07%, and 0.00%.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008) and for the period ended March 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

16

Capital Value Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones Wilshire 5000 Index. For the six months ended March 31, 2009, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund’s average net assets before a decrease of $101,000 (0.08%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2009, the fund had contributed capital of $64,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2009, these arrangements reduced the fund’s expenses by $41,000 (an annual rate of 0.03% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2009, the fund realized net foreign currency losses of $26,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2008, the fund had available realized losses of $113,187,000 to offset future net capital gains through September 30, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

17

Capital Value Fund

At March 31, 2009, the cost of investment securities for tax purposes was $301,182,000. Net unrealized depreciation of investment securities for tax purposes was $31,538,000, consisting of unrealized gains of $15,437,000 on securities that had risen in value since their purchase and $46,975,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2009, the fund purchased $568,796,000 of investment securities and sold $570,124,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2009	September 30, 2008
	Shares	Shares
	(000)	(000)
Issued	11,208	15,843
Issued in Lieu of Cash Distributions	831	7,025
Redeemed	(12,888)	(19,249)
Net Increase (Decrease) in Shares Outstanding	(849)	3,619

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2009, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	234,385
Level 2—Other significant observable inputs	24,945
Level 3—Significant unobservable inputs	10,314
Total	269,644

18

Capital Value Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended March 31, 2009:

Investments
in Securities
Amount Valued Based on Level 3 Inputs	($000)
Balance as of September 30, 2008	16,637
Transfers in and/or out of Level 3	(4,345)
Change in Unrealized Appreciation (Depreciation)	(1,978)
Balance as of March 31, 2009	10,314

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	9/30/2008	3/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$734.69	$1.95
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.69	2.27

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Capital Value Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that retaining Wellington Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether or not the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since the fund’s inception in 2001, and took into account the organizational depth and stability of the advisory firm. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the fund since its inception.

Using a bottom-up, fundamental approach, the fund’s advisor invests in out-of-favor stocks that offer the combination of attractive valuations and underappreciated longer-term earnings growth projections. The advisor has the ability to seek undervalued stocks across the capitalization spectrum. The research-intensive approach is supported by the team’s deep and tenured analytical staff, which may also leverage Wellington Management’s deep Boston-based industry research capabilities.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the fund’s performance since inception, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have been within competitive norms. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule, which reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

22

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

23

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Chairman
John J. Brennan[1]	and Chief Executive Officer of Rohm and Haas Co.
Born 1954. Trustee Since May 1987. Chairman of	(chemicals); President of Rohm and Haas Co.
the Board. Principal Occupation(s) During the Past Five	(2006–2008); Board Member of American Chemistry
Years: Chairman of the Board and Director/Trustee of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., and of each of the investment	manufacturing and services) and Hewlett-Packard Co.
companies served by The Vanguard Group; Chief	(electronic computer manufacturing); Trustee of The
Executive Officer and President of The Vanguard Group	Conference Board.
and of each of the investment companies served by The
Vanguard Group (1996–2008).
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Independent Trustees	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for North	Johnson (pharmaceuticals/consumer products); Vice
America and Corporate Vice President of Xerox	President and Chief Information Officer (1997–2005)
Corporation (photocopiers and printers); Director of	of Johnson & Johnson; Director of the University
SPX Corporation (multi-industry manufacturing), the	Medical Center at Princeton and Women’s Research
United Way of Rochester, the Boy Scouts of America,	and Education Institute.
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Director of The Vanguard
Dean, and Director of Faculty Recruiting, Harvard	Group, Inc., since 2008; Chief Executive Officer and
Business School; Director and Chairman of UNX, Inc.	President of The Vanguard Group and of each of the
(equities trading firm); Chair of the Investment	investment companies served by The Vanguard Group
Committee of HighVista Strategies LLC (private	since 2008; Director of Vanguard Marketing Corporation;
investment firm).	Managing Director of The Vanguard Group (1995–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, Chief Executive Officer, and Director of	Director of The Vanguard Group, Inc., since 2006;
NACCO Industries, Inc. (forklift trucks/housewares/	General Counsel of The Vanguard Group since 2005;
lignite); Director of Goodrich Corporation (industrial	Secretary of The Vanguard Group and of each of the
products/aircraft systems and services).	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
J. Lawrence Wilson	of The Vanguard Group (1997–2006).
Born 1936. Trustee Since April 1985. Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and	Vanguard Senior Management Team
Haas Co. (chemicals); Director of Cummins Inc. (diesel
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of	R. Gregory Barton	Michael S. Miller
Culver Educational Foundation.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter
Executive Officers

Founder
Thomas J. Higgins[1]
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five	John C. Bogle
Years: Principal of The Vanguard Group, Inc.; Chief	Chairman and Chief Executive Officer, 1974–1996
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
The funds or securities referred to herein are not	available on the SEC’s website, and you can receive
sponsored, endorsed, or promoted by MSCI, and MSCI	copies of this information, for a fee, by sending a
bears no liability with respect to any such funds or	request in either of two ways: via e-mail addressed to
securities. For any such funds or securities, the	publicinfo@sec.gov or via regular mail addressed to the
prospectus or the Statement of Additional Information	Public Reference Section, Securities and Exchange
contains a more detailed description of the limited	Commission, Washington, DC 20549-0102.
relationship MSCI has with The Vanguard Group and
any related funds.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3282 052009

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2009

VANGUARD MALVERN FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 18, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.